UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21667

Fidelity Central Investment Portfolios LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2022

Item 1.

Reports to Stockholders

Fidelity® Floating Rate Central Fund

Annual Report
September 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended September 30, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Floating Rate Central Fund	-1.98%	3.38%	4.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate Central Fund on September 30, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Morningstar® LSTA® US Performing Loans performed over the same period.

Effective August, 29, 2022, the S&P ® /LSTA Leveraged Performing Loan Index was re-branded as Morningstar ® LSTA ® US Performing Loans.

Management's Discussion of Fund Performance
Market Recap:
Floating-rate bank loans returned -2.61% for the 12 months ending September 30, 2022, as measured by the Morningstar LSTA US Performing Loans. Despite the negative performance, loans outpaced nearly all other fixed-income categories in a turbulent period of rising interest rates and widening credit spreads. Loans registered modest gains early on, aided by solid demand and receding coronavirus concerns. After posting a positive result in January, loan prices turned lower in February, reflecting a retreat from risk assets amid Russia's invasion of Ukraine. Following marginal gains in March and April, the market context changed markedly in May. Loans declined sharply amid mounting concerns about rising inflation, higher interest rates and tighter monetary policy. The asset class fell further in June, as investors shifted their focus to risks of slowing economic growth as the U.S. Federal Reserve announced plans for larger rate increases. Loans rebounded robustly in July and August on expectations for a shallower tightening cycle from the Fed, better-than-expected corporate earnings growth and a decade low for supply. The strong run stalled in September, as investors concluded that tightening monetary conditions and additional rate hikes could push the U.S. economy into a recession. Nearly all groups in the fund's benchmark declined. Home furnishings (-14%), radio & television (-6%), all telecom (-5%), and health care (-5%) were the biggest laggards. Conversely, oil & gas (+3%), utilities (+2%), aerospace & defense (0%), and lodging & casinos (0%) notably outperformed. From a credit-rating perspective, lower-quality loans substantially lagged the index, reflecting investor risk aversion during much of the period. Higher-quality credits outperformed.
Comments from Co-Managers Eric Mollenhauer, Kevin Nielsen and Chandler Perine:
For the fiscal year ending September 30, 2022, the fund returned -1.98%, outperforming the -2.61% result of the benchmark Morningstar LSTA US Performing Loans. The fund's core allocation to floating-rate leveraged loans returned -2.29% and contributed to performance versus the benchmark. By industry, the primary contributors to performance versus the benchmark were security selection and an overweighting in oil & gas. Security selection in nonferrous metals/minerals and electronics/electrical also helped. Our top individual relative contributor was an out-of-benchmark stake in Chesapeake Energy (+66%). Another key contributor was our non-benchmark position in Murray Energy (+131%). Avoiding Envision Healthcare, a benchmark component that returned -52%, aided relative performance. Conversely, the largest detractor from performance versus the benchmark was our security selection in insurance. Security picks and an overweighting in radio & television and an overweighting in home furnishings also hindered the fund's relative result. The biggest individual relative detractor was an overweight position in Asurion (-14%). Asurion was among the largest holdings in the fund. Also holding back performance was our overweighting in Diamond Sports, which returned roughly -56%. Another notable relative detractor was a non-benchmark stake in TNT Crane (-55%). By quality, security selection in unrated bonds added the most value versus the benchmark, while security choices and positioning among BB-rated bonds hurt the most.
Note to shareholders:
On October 1, 2022, Chandler Perine assumed co-management responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary September 30, 2022 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
Bass Pro Group LLC	2.8
Asurion LLC	1.9
Caesars Resort Collection LLC	1.3
Intelsat Jackson Holdings SA	1.2
TransDigm, Inc.	1.0
Athenahealth Group, Inc.	1.0
Fertitta Entertainment LLC NV	0.9
HUB International Ltd.	0.9
Ultimate Software Group, Inc.	0.9
Peraton Corp.	0.8
12.8

Market Sectors (% of Fund's net assets)

Technology	15.5
Services	8.7
Telecommunications	5.2
Healthcare	5.0
Gaming	4.9

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Foreign investments - 9%

Schedule of Investments September 30, 2022
Showing Percentage of Net Assets
Bank Loan Obligations - 88.1%
	Principal Amount (a)	Value ($)
Aerospace - 1.1%
ADS Tactical, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.750% 8.8019% 3/19/26 (b)(c)(d)	4,440,000	4,054,297
Gemini HDPE LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 5.81% 12/31/27 (b)(c)(d)	2,030,966	1,939,573
TransDigm, Inc.:
Tranche E 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.9241% 5/30/25 (b)(c)(d)	3,058,823	2,930,475
Tranche F 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.9241% 12/9/25 (b)(c)(d)	12,181,485	11,652,078
Tranche G 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.9241% 8/22/24 (b)(c)(d)	8,139,553	7,921,983
TOTAL AEROSPACE		28,498,406
Air Transportation - 1.7%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 7.4599% 4/20/28 (b)(c)(d)	6,475,000	6,261,325
Air Canada Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.421% 8/11/28 (b)(c)(d)	3,491,250	3,313,580
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 4/8/26 (b)(c)(d)	2,369,401	2,180,347
Tranche B2 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 4/4/26 (b)(c)(d)	1,273,872	1,172,229
Echo Global Logistics, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.750% 7.4057% 11/23/28 (b)(c)(d)(e)	4,800,000	4,624,000
2LN, term loan 3 month U.S. LIBOR + 8.000% 10.6429% 11/23/29 (b)(c)(d)(e)	900,000	867,000
Mileage Plus Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.250% 8.7771% 7/2/27 (b)(c)(d)	5,301,000	5,313,298
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.4599% 10/20/27 (b)(c)(d)	6,705,000	6,710,230
STG Logistics, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 6.000% 9.1341% 3/24/28 (b)(c)(d)	1,492,500	1,425,338
United Airlines, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.533% 4/21/28 (b)(c)(d)	9,879,550	9,411,655
WestJet Airlines Ltd. 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.9934% 12/11/26 (b)(c)(d)	1,117,004	980,450
TOTAL AIR TRANSPORTATION		42,259,452
Automotive & Auto Parts - 1.7%
Adient U.S. LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 4/8/28 (b)(c)(d)	2,567,500	2,418,277
American Trailer World Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 6.3053% 3/5/28 (b)(c)(d)	5,878,792	5,317,838
Avis Budget Car Rental LLC 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 6.6341% 3/16/29 (b)(c)(d)	1,169,125	1,121,390
Clarios Global LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 4/30/26 (b)(c)(d)	4,562,298	4,305,669
CWGS Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 5.3406% 6/3/28 (b)(c)(d)	9,030,864	7,920,790
Driven Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5169% 11/17/28 (b)(c)(d)(e)	1,238,775	1,189,224
Les Schwab Tire Centers Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.5799% 11/2/27 (b)(c)(d)	3,993,863	3,810,824
PECF USS Intermediate Holding III Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.3653% 12/17/28 (b)(c)(d)	4,118,875	3,504,462
Power Stop LLC 1LN, term loan 1 month U.S. LIBOR + 4.750% 7.8196% 1/26/29 (b)(c)(d)	3,154,150	2,334,071
Rough Country LLC:
2LN, term loan 1 month U.S. LIBOR + 6.500% 10.1741% 7/28/29 (b)(c)(d)	1,585,000	1,499,806
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.1741% 7/28/28 (b)(c)(d)	2,693,799	2,518,702
RVR Dealership Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 6.8684% 2/8/28 (b)(c)(d)	1,930,000	1,695,988
Thor Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.125% 2/1/26 (b)(c)(d)	442,047	435,231
Truck Hero, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 1/29/28 (b)(c)(d)	4,919,729	4,276,081
TOTAL AUTOMOTIVE & AUTO PARTS		42,348,353
Banks & Thrifts - 0.8%
Citadel Securities LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 5.6486% 2/27/28 (b)(c)(d)	6,812,498	6,606,420
Deerfield Dakota Holding LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 6.7841% 4/9/27 (b)(c)(d)	3,072,426	2,893,212
LHS Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 7.8841% 2/18/29 (b)(c)(d)	5,407,825	4,380,338
Novae LLC 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 7.7267% 12/22/28 (b)(c)(d)	3,119,325	2,885,376
Superannuation & Investments U.S. LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 12/1/28 (b)(c)(d)	1,791,463	1,747,572
Walker & Dunlop, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.250% 5.3841% 12/16/28 (b)(c)(d)(e)	1,801,388	1,747,346
TOTAL BANKS & THRIFTS		20,260,264
Broadcasting - 2.1%
AppLovin Corp.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.6741% 10/25/28 (b)(c)(d)	2,487,500	2,384,891
Tranche B, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 8/15/25 (b)(c)(d)	8,351,471	8,062,677
Diamond Sports Group LLC:
1LN, term loan CME Term SOFR 1 Month Index + 8.000% 10.6955% 5/25/26 (b)(c)(d)	2,361,194	2,257,892
2LN, term loan CME Term SOFR 1 Month Index + 3.250% 5.9455% 8/24/26 (b)(c)(d)	19,373,871	3,694,791
Dotdash Meredith, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 6.6121% 12/1/28 (b)(c)(d)(e)	10,058,875	8,952,399
Entercom Media Corp. Tranche B 2LN, term loan 1 month U.S. LIBOR + 2.500% 5.6131% 11/17/24 (b)(c)(d)	2,395,807	1,980,829
Gray Television, Inc. Tranche D 1LN, term loan 1 month U.S. LIBOR + 3.000% 5.564% 12/1/28 (b)(c)(d)	3,662,325	3,549,196
Nexstar Broadcasting, Inc. Tranche B, term loan 1 month U.S. LIBOR + 2.500% 5.6153% 9/19/26 (b)(c)(d)	4,537,309	4,467,615
Sinclair Television Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 5.62% 9/30/26 (b)(c)(d)	2,349,515	2,220,292
Springer Nature Deutschland GmbH Tranche B18 1LN, term loan 1 month U.S. LIBOR + 3.500% 5.5239% 8/14/26 (b)(c)(d)	3,155,852	3,056,442
Univision Communications, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 5.7739% 3/24/26 (b)(c)(d)	4,823,092	4,569,108
1 month U.S. LIBOR + 3.250% 6.3653% 1/31/29 (b)(c)(d)	9,339,309	8,910,262
TOTAL BROADCASTING		54,106,394
Building Materials - 2.4%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.3247% 5/17/28 (b)(c)(d)	6,729,061	4,939,333
APi Group DE, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 2.500% 3.1153% 10/1/26 (b)(c)(d)	2,250,491	2,190,290
1 month U.S. LIBOR + 2.750% 5.8653% 1/3/29 (b)(c)(d)	3,646,792	3,544,974
Beacon Roofing Supply, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.3653% 5/19/28 (b)(c)(d)	2,034,250	1,957,966
DiversiTech Holdings, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4241% 12/22/28 (b)(c)(d)	2,168,247	2,027,311
Tranche B-DD 1LN, term loan 1 month U.S. LIBOR + 3.750% 12/22/28 (c)(d)(f)	450,857	421,551
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 6.3399% 2/25/29 (b)(c)(d)	19,745,513	16,161,702
Ingersoll-Rand Services Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 4.8841% 2/28/27 (b)(c)(d)	3,441,725	3,333,449
Installed Building Products, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.3653% 12/14/28 (b)(c)(d)	697,194	682,957
Oscar AcquisitionCo LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 8.1532% 4/29/29 (b)(c)(d)	4,525,000	4,136,619
Smyrna Ready Mix LLC Tranche B 1lN, term loan CME Term SOFR 1 Month Index + 4.250% 7.3841% 4/1/29 (b)(c)(d)(e)	1,755,600	1,672,209
SRS Distribution, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 6.3059% 6/4/28 (b)(c)(d)	6,855,550	6,312,796
CME Term SOFR 1 Month Index + 3.500% 6.1767% 6/2/28 (b)(c)(d)	3,109,375	2,851,297
Standard Industries, Inc./New Jersey Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 6.6751% 9/22/28 (b)(c)(d)	2,575,816	2,494,523
Traverse Midstream Partners Ll Tranche B, term loan CME Term SOFR 1 Month Index + 4.250% 5.9499% 9/27/24 (b)(c)(d)	1,652,860	1,611,538
USIC Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 5/7/28 (b)(c)(d)	2,791,800	2,609,160
White Capital Buyer LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 6.7841% 10/19/27 (b)(c)(d)	3,669,871	3,426,742
TOTAL BUILDING MATERIALS		60,374,417
Cable/Satellite TV - 2.6%
Charter Communication Operating LLC Tranche B2 1LN, term loan 1 month U.S. LIBOR + 1.750% 4.87% 2/1/27 (b)(c)(d)	16,860,513	16,200,087
Coral-U.S. Co.-Borrower LLC:
Tranche B, term loan 1 month U.S. LIBOR + 2.250% 5.0677% 1/31/28 (b)(c)(d)	7,240,000	6,948,590
Tranche B6 1LN, term loan 1 month U.S. LIBOR + 3.000% 5.8177% 10/15/29 (b)(c)(d)	1,940,000	1,859,975
CSC Holdings LLC:
Tranche B 5LN, term loan 1 month U.S. LIBOR + 2.500% 5.3177% 4/15/27 (b)(c)(d)	8,405,747	7,843,655
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 5.0677% 1/15/26 (b)(c)(d)	1,930,000	1,802,138
DIRECTV Financing LLC 1LN, term loan 1 month U.S. LIBOR + 5.000% 8.1153% 8/2/27 (b)(c)(d)	8,662,322	8,048,423
LCPR Loan Financing LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.5677% 9/25/28 (b)(c)(d)	1,910,000	1,843,150
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 5.0677% 7/17/25 (b)(c)(d)	4,691,366	4,459,753
Numericable LLC:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 5.5559% 7/31/25 (b)(c)(d)	6,006,533	5,465,945
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 6.1995% 1/31/26 (b)(c)(d)	1,476,555	1,336,282
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 6.9051% 8/14/26 (b)(c)(d)	5,775,000	5,226,375
Virgin Media Bristol LLC Tranche N, term loan 1 month U.S. LIBOR + 2.500% 5.3177% 1/31/28 (b)(c)(d)	5,373,792	5,120,041
TOTAL CABLE/SATELLITE TV		66,154,414
Capital Goods - 0.6%
Ali Group North America Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.1486% 7/23/29 (b)(c)(d)	2,160,219	2,078,130
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 10.814% 11/15/26 (b)(c)(d)	514,697	488,962
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.064% 11/15/25 (b)(c)(d)	2,054,927	1,977,867
Griffon Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 5.4899% 1/24/29 (b)(c)(d)	5,049,900	4,843,713
MHI Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 8.1153% 9/20/26 (b)(c)(d)	3,127,731	3,069,086
TNT Crane & Rigging LLC 2LN, term loan 3 month U.S. LIBOR + 8.750% 11.0271% 4/16/25 (b)(c)(d)(e)	1,612,880	1,520,139
TOTAL CAPITAL GOODS		13,977,897
Chemicals - 2.8%
ARC Falcon I, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 9/30/28 (b)(c)(d)	5,871,933	5,404,645
Tranche B 2LN, term loan 1 month U.S. LIBOR + 7.000% 10.1153% 9/22/29 (b)(c)(d)(e)	930,000	874,200
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.750% 9/30/28 (c)(d)(f)	863,694	794,961
Aruba Investment Holdings LLC:
2LN, term loan 1 month U.S. LIBOR + 7.750% 10.834% 11/24/28 (b)(c)(d)	1,575,000	1,425,375
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.084% 11/24/27 (b)(c)(d)	3,983,389	3,659,738
Avient Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 6.2969% 8/29/29 (b)(c)(d)	1,925,000	1,916,184
Bakelite U.S. Holding Ltd. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.669% 5/27/29 (b)(c)(d)	2,763,075	2,567,366
Cimpress U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 5/17/28 (b)(c)(d)	993,736	909,269
Consolidated Energy Finance SA:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.3633% 5/7/25 (b)(c)(d)(e)	1,560,100	1,489,896
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 5.2929% 5/7/25 (b)(c)(d)	2,645,250	2,526,214
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.370% 8/3/29 (c)(d)	5,250,000	4,790,625
Element Solutions, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.1153% 1/31/26 (b)(c)(d)	2,378,708	2,357,394
Groupe Solmax, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.3919% 5/27/28 (b)(c)(d)	3,912,492	3,452,774
Herens U.S. Holdco Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.6741% 7/3/28 (b)(c)(d)	2,236,815	1,985,173
Hexion Holdings Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 7.4125% 3/15/29 (b)(c)(d)	7,980,000	6,775,020
Hexion, Inc. 2LN, term loan CME Term SOFR 1 Month Index + 7.000% 10.5559% 2/9/30 (b)(c)(d)(e)	2,105,000	1,705,050
ICP Group Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4241% 12/29/27 (b)(c)(d)	1,851,800	1,436,682
INEOS U.S. Petrochem LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.8653% 1/20/26 (b)(c)(d)	6,386,033	5,941,693
Manchester Acquisition Sub LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 8.8467% 12/1/26 (b)(c)(d)	3,478,713	2,991,693
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 6.1741% 3/1/26 (b)(c)(d)	1,773,633	1,692,720
Olympus Water U.S. Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4375% 11/9/28 (b)(c)(d)	5,478,600	4,985,526
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.250% 5.9375% 10/11/24 (b)(c)(d)	2,073,157	1,871,024
Starfruit U.S. Holdco LLC Tranche B, term loan 1 month U.S. LIBOR + 3.000% 5.8653% 10/1/25 (b)(c)(d)	4,602,086	4,308,703
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 4.87% 4/3/25 (b)(c)(d)	2,262,819	2,111,210
Valcour Packaging LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 5.2199% 10/4/28 (b)(c)(d)	482,588	442,171
W.R. Grace Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.4375% 9/22/28 (b)(c)(d)	2,230,581	2,082,805
TOTAL CHEMICALS		70,498,111
Consumer Products - 2.2%
19Th Holdings Golf LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 5.6955% 2/7/29 (b)(c)(d)(e)	4,179,525	3,866,061
BCPE Empire Holdings, Inc.:
1LN, term loan:
CME Term SOFR 1 Month Index + 4.000% 7.1153% 6/11/26 (b)(c)(d)	1,698,574	1,610,809
CME Term SOFR 1 Month Index + 4.620% 7.7591% 6/11/26 (b)(c)(d)	1,467,613	1,397,901
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.1153% 6/11/26 (b)(c)(d)	2,967,525	2,836,450
Bombardier Recreational Products, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.1153% 5/23/27 (b)(c)(d)	1,368,939	1,307,337
CNT Holdings I Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.2475% 11/8/27 (b)(c)(d)	3,989,250	3,793,338
Conair Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4241% 5/17/28 (b)(c)(d)	3,054,363	2,558,029
Diamond BC BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.5552% 9/29/28 (b)(c)(d)	4,113,913	3,782,743
Gloves Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.1153% 1/6/28 (b)(c)(d)	2,073,302	1,948,904
Knowlton Development Corp., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 12/21/25 (b)(c)(d)	3,695,766	3,480,192
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8196% 12/22/26 (b)(c)(d)	5,399,061	4,988,138
Mattress Firm, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.4327% 9/24/28 (b)(c)(d)	3,884,428	3,394,990
Michaels Companies, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.9241% 4/15/28 (b)(c)(d)	9,073,355	7,276,830
Petco Health & Wellness Co., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.9241% 3/4/28 (b)(c)(d)	2,221,175	2,092,769
Runner Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.500% 8.5696% 10/20/28 (b)(c)(d)	2,482,525	1,655,025
Sweetwater Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.375% 8/5/28 (b)(c)(d)	4,470,074	4,067,768
TGP Holdings III LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 6/29/28 (b)(c)(d)	1,581,129	1,238,229
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.250% 4.0288% 6/29/28 (b)(c)(d)(f)	208,482	163,269
TKC Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 5.500% 7% 5/3/28 (b)(c)(d)	2,312,914	1,964,820
Woof Holdings LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.3153% 12/21/27 (b)(c)(d)	3,220,403	3,035,230
Tranche B 2LN, term loan 1 month U.S. LIBOR + 7.250% 10.8153% 12/21/28 (b)(c)(d)	605,000	577,775
TOTAL CONSUMER PRODUCTS		57,036,607
Containers - 1.8%
AOT Packaging Products AcquisitionCo LLC 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 3/3/28 (b)(c)(d)	5,009,727	4,695,367
Berlin Packaging, LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 5.916% 3/11/28 (b)(c)(d)	581,168	546,008
1 month U.S. LIBOR + 3.750% 6.3817% 3/11/28 (b)(c)(d)	6,870,126	6,475,094
Berry Global, Inc. Tranche Z 1LN, term loan 1 month U.S. LIBOR + 1.750% 4.1776% 7/1/26 (b)(c)(d)	4,302,210	4,160,065
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.814% 4/3/24 (b)(c)(d)	1,421,250	1,320,881
Canister International Group, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.750% 7.8653% 12/21/26 (b)(c)(d)	1,218,750	1,194,375
Charter NEX U.S., Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.5559% 12/1/27 (b)(c)(d)	3,852,666	3,648,012
Graham Packaging Co., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.1153% 8/4/27 (b)(c)(d)	4,467,793	4,246,816
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.2592% 2/9/26 (b)(c)(d)	2,137,450	1,806,145
Pregis TopCo Corp. 1LN, term loan:
1 month U.S. LIBOR + 4.000% 6.8059% 7/31/26 (b)(c)(d)	2,178,040	2,069,138
1 month U.S. LIBOR + 4.000% 6.8059% 8/1/26 (b)(c)(d)	495,000	469,013
Proampac PG Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.4591% 11/18/25 (b)(c)(d)	1,492,174	1,392,198
Reynolds Consumer Products LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 4.8653% 1/30/27 (b)(c)(d)	5,239,014	5,035,164
Reynolds Group Holdings, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 6.3653% 2/5/26 (b)(c)(d)	3,070,313	2,931,596
1 month U.S. LIBOR + 3.500% 6.6153% 9/24/28 (b)(c)(d)	4,113,450	3,933,487
Ring Container Technologies Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 8/12/28 (b)(c)(d)	3,069,269	2,951,624
TOTAL CONTAINERS		46,874,983
Diversified Financial Services - 2.2%
ACNR Holdings, Inc. term loan 19.084% 9/16/25 (b)(d)(e)	516,616	516,616
AlixPartners LLP Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.8653% 2/4/28 (b)(c)(d)	3,959,700	3,795,650
AVSC Holding Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.6441% 3/1/25 (b)(c)(d)	1,947,963	1,700,416
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.500% 8.6441% 10/15/26 (b)(c)(d)	2,970,876	2,619,956
BCP Renaissance Parent LLC Tranche B3 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Index + 3.500% 7.0532% 10/31/26 (b)(c)(d)	3,040,557	2,910,238
Broadstreet Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 1/27/27 (b)(c)(d)	1,782,000	1,683,990
Eagle 4 Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.9241% 7/12/28 (b)(c)(d)	1,180,766	1,135,897
Finco I LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 5.6153% 6/27/25 (b)(c)(d)	1,562,530	1,543,982
Focus Financial Partners LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 5.6153% 6/24/28 (b)(c)(d)	3,680,166	3,555,960
Tranche B3 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.1153% 7/3/24 (b)(c)(d)	1,070,365	1,042,418
GT Polaris, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.5559% 9/24/27 (b)(c)(d)	2,254,923	2,119,628
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.762% 3/1/25 (b)(c)(d)	4,418,343	4,255,438
Hightower Holding LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 6.7317% 4/21/28 (b)(c)(d)	4,930,200	4,557,378
KREF Holdings X LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.3125% 9/1/27 (b)(c)(d)(e)	2,615,324	2,523,788
Nexus Buyer LLC:
2LN, term loan 1 month U.S. LIBOR + 6.250% 9.3653% 11/5/29 (b)(c)(d)	2,500,000	2,354,175
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 11/8/26 (b)(c)(d)	2,969,466	2,845,134
Recess Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.5511% 9/29/24 (b)(c)(d)	573,455	552,909
TransUnion LLC:
Tranche B5 1LN, term loan 1 month U.S. LIBOR + 1.750% 4.8653% 11/16/26 (b)(c)(d)	5,322,791	5,125,848
Tranche B6 1LN, term loan 1 month U.S. LIBOR + 2.250% 4.7739% 12/1/28 (b)(c)(d)	3,123,691	3,020,234
UFC Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.52% 4/29/26 (b)(c)(d)	3,856,044	3,698,602
WH Borrower LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 8.422% 2/9/27 (b)(c)(d)	5,855,325	5,547,920
TOTAL DIVERSIFIED FINANCIAL SERVICES		57,106,177
Diversified Media - 1.1%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 7.0534% 10/28/27 (b)(c)(d)	6,948,737	6,178,609
Allen Media LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.500% 9.2032% 2/10/27 (b)(c)(d)	11,433,005	9,846,676
Terrier Media Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 12/17/26 (b)(c)(d)	14,122,915	13,193,203
TOTAL DIVERSIFIED MEDIA		29,218,488
Energy - 2.8%
Apro LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8949% 11/14/26 (b)(c)(d)	2,569,315	2,440,849
Array Technologies, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.2077% 10/14/27 (b)(c)(d)	7,761,891	7,289,735
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 7.0139% 5/21/25 (b)(c)(d)	2,664,462	2,563,213
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 3/17/28 (b)(c)(d)(e)	1,881,188	1,787,128
Citgo Petroleum Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 6.250% 9.3653% 3/28/24 (b)(c)(d)	694,835	694,488
CQP Holdco LP / BIP-V Chinook Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4241% 6/4/28 (b)(c)(d)	18,480,863	17,803,170
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 5.3653% 3/30/25 (b)(c)(d)	1,498,207	1,446,893
EG America LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 4.250% 7.9241% 3/10/26 (b)(c)(d)	1,326,696	1,236,043
3 month U.S. LIBOR + 4.000% 7.6741% 2/6/25 (b)(c)(d)	3,642,578	3,389,892
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 7.6741% 2/6/25 (b)(c)(d)	3,131,222	2,914,009
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.08% 3/1/26 (b)(c)(d)	1,726,167	1,419,772
Esdec Solar Group BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.9199% 8/27/28 (b)(c)(d)(e)	3,198,724	2,990,807
GIP II Blue Holding LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 8.1741% 9/29/28 (b)(c)(d)	7,357,381	7,232,305
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 7.3653% 7/18/25 (b)(c)(d)	6,019,059	5,729,422
Granite Acquisition, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 6.4241% 3/25/28 (b)(c)(d)	3,189,426	3,041,117
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 6.625% 11/14/25 (b)(c)(d)(e)	4,018,438	3,837,608
Rockwood Service Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.3653% 1/23/27 (b)(c)(d)	4,197,114	4,071,201
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 9.1274% 6/21/26 (b)(c)(d)	915,141	881,583
TOTAL ENERGY		70,769,235
Entertainment/Film - 0.2%
AP Core Holdings II LLC:
Tranche B1 1LN, term loan 1 month U.S. LIBOR + 5.500% 8.6153% 9/1/27 (b)(c)(d)	1,090,844	1,007,667
Tranche B2 1LN, term loan 1 month U.S. LIBOR + 5.500% 8.6153% 9/1/27 (b)(c)(d)	3,430,000	3,168,463
SMG U.S. Midco 2, Inc. 1LN, term loan 1 month U.S. LIBOR + 2.500% 5.6153% 1/23/25 (b)(c)(d)	1,359,368	1,293,669
TOTAL ENTERTAINMENT/FILM		5,469,799
Environmental - 0.7%
Clean Harbors, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.1153% 10/8/28 (b)(c)(d)	1,975,025	1,955,690
Covanta Holding Corp.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 5.6153% 11/30/28 (b)(c)(d)	3,938,692	3,811,393
Tranche C 1LN, term loan 1 month U.S. LIBOR + 2.500% 5.0239% 11/30/28 (b)(c)(d)	296,516	286,932
Madison IAQ LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.8153% 6/21/28 (b)(c)(d)	7,562,714	6,972,519
The Brickman Group, Ltd. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 6.2841% 4/14/29 (b)(c)(d)	3,280,929	3,145,590
TRC Companies, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 11/17/28 (b)(c)(d)	155,447	144,825
WTG Holdings III Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 5.625% 4/1/28 (b)(c)(d)	1,194,875	1,163,510
TOTAL ENVIRONMENTAL		17,480,459
Food & Drug Retail - 0.5%
8th Avenue Food & Provisions, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 7.2739% 10/1/25 (b)(c)(d)	1,257,300	1,104,324
Cardenas Merger Sub, LLC 1LN, term loan CME Term SOFR 1 Month Index + 6.750% 9.7949% 8/1/29 (b)(c)(d)	2,335,000	2,253,275
Froneri U.S., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.3653% 1/29/27 (b)(c)(d)	3,487,225	3,284,094
GOBP Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.8653% 10/22/25 (b)(c)(d)	1,289,787	1,260,766
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 8.3059% 11/20/25 (b)(c)(d)	5,714,124	4,239,880
PetIQ, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.0677% 4/13/28 (b)(c)(d)(e)	1,649,594	1,517,627
TOTAL FOOD & DRUG RETAIL		13,659,966
Food/Beverage/Tobacco - 1.4%
8th Avenue Food & Provisions, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 10.8653% 10/1/26 (b)(c)(d)	410,000	338,763
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.8653% 10/1/25 (b)(c)(d)	1,553,832	1,355,237
Bengal Debt Merger Sub LLC:
1LN, term loan CME TERM SOFR 3 MONTH INDEX + 3.250% 6.9032% 1/24/29 (b)(c)(d)	6,109,675	5,587,787
2LN, term loan CME Term SOFR 1 Month Index + 6.000% 9.6532% 1/24/30 (b)(c)(d)	2,185,000	1,977,425
Chobani LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 10/23/27 (b)(c)(d)	4,772,600	4,334,141
Del Monte Foods, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7.3684% 5/16/29 (b)(c)(d)	7,135,000	6,819,847
Shearer's Foods, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 9/23/27 (b)(c)(d)	3,505,653	3,246,480
Triton Water Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.1741% 3/31/28 (b)(c)(d)	9,060,211	8,110,158
U.S. Foods, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 5.1153% 9/13/26 (b)(c)(d)	2,778,970	2,692,711
TOTAL FOOD/BEVERAGE/TOBACCO		34,462,549
Gaming - 4.4%
Bally's Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 5.9349% 10/1/28 (b)(c)(d)	8,925,038	8,038,692
Caesars Resort Collection LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 7/20/25 (b)(c)(d)	7,847,778	7,721,036
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.8653% 12/22/24 (b)(c)(d)	25,190,075	24,562,842
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.3653% 9/21/28 (b)(c)(d)	1,732,409	1,671,774
Fertitta Entertainment LLC NV Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.0341% 1/27/29 (b)(c)(d)	25,745,220	23,841,103
Flutter Financing B.V. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 7/4/28 (c)(d)	1,360,000	1,325,782
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 6.09% 10/20/24 (b)(c)(d)	7,386,160	7,297,526
GVC Holdings Gibraltar Ltd. Tranche B4 1LN, term loan 1 month U.S. LIBOR + 2.250% 6.1741% 3/16/27 (b)(c)(d)	2,947,576	2,862,833
J&J Ventures Gaming LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.6741% 4/26/28 (b)(c)(d)	2,796,750	2,644,691
PCI Gaming Authority 1LN, term loan 1 month U.S. LIBOR + 2.500% 5.6153% 5/29/26 (b)(c)(d)	3,284,152	3,185,628
Playtika Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.8653% 3/11/28 (b)(c)(d)	1,170,330	1,118,730
Scientific Games Corp. 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 5.9062% 4/7/29 (b)(c)(d)	5,586,000	5,415,627
Scientific Games Holdings LP term loan CME Term SOFR 1 Month Index + 3.500% 5.6165% 4/4/29 (b)(c)(d)	6,095,000	5,631,536
Stars Group Holdings BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.8919% 7/16/26 (b)(c)(d)	7,856,329	7,547,968
Station Casinos LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.37% 2/7/27 (b)(c)(d)	8,906,573	8,503,907
TOTAL GAMING		111,369,675
Healthcare - 5.0%
Accelerated Health Systems LLC Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 4.250% 7.9532% 2/2/29 (b)(c)(d)	2,064,825	1,842,856
AHP Health Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 8/23/28 (b)(c)(d)	3,238,460	3,079,581
Avantor Funding, Inc. Tranche B5 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.3653% 11/6/27 (b)(c)(d)	5,523,712	5,365,789
Charlotte Buyer, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.250% 7.9803% 2/12/28 (b)(c)(d)	2,000,000	1,870,000
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.4639% 12/13/26 (b)(c)(d)	7,252,456	6,805,197
Elanco Animal Health, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 4.314% 8/1/27 (b)(c)(d)	8,848,358	8,400,455
Electron BidCo, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.1153% 11/1/28 (b)(c)(d)	3,283,500	3,105,830
Embecta Corp. Tranche B 1LN, term loan CME TERM SOFR 3 MONTH INDEX + 3.000% 6.5532% 3/31/29 (b)(c)(d)	2,757,664	2,674,934
Gainwell Acquisition Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 6.2504% 10/1/27 (b)(c)(d)	16,945,355	16,110,796
HAH Group Holding Co. LLC:
1LN, term loan 1 month U.S. LIBOR + 5.000% 8.71% 10/29/27 (b)(c)(d)	777,841	738,949
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 5.000% 8.71% 10/29/27 (b)(c)(d)	98,423	93,502
Horizon Pharma U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 4.875% 3/15/28 (b)(c)(d)	2,826,950	2,708,586
ICU Medical, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.500% 5.8859% 1/6/29 (b)(c)(d)	3,636,725	3,538,242
Insulet Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 5/4/28 (b)(c)(d)	7,598,813	7,389,845
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 5/5/28 (b)(c)(d)	8,248,121	7,959,437
Mamba Purchaser, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.5519% 10/14/28 (b)(c)(d)	6,901	6,530
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 5.5532% 10/19/27 (b)(c)(d)	4,213,012	4,073,477
MED ParentCo LP:
1LN, term loan 1 month U.S. LIBOR + 4.250% 7.3653% 8/31/26 (b)(c)(d)	3,434,834	2,879,525
2LN, term loan 1 month U.S. LIBOR + 8.250% 11.3653% 8/30/27 (b)(c)(d)	1,310,000	1,110,225
Mozart Borrower LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 10/23/28 (b)(c)(d)	2,276,031	2,088,964
National Mentor Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.1795% 3/2/28 (b)(c)(d)	1,747,487	1,238,531
Organon & Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.1875% 6/2/28 (b)(c)(d)	8,056,967	7,855,542
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.4241% 11/30/27 (b)(c)(d)	4,060,017	3,850,236
Pathway Vet Alliance LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4241% 3/31/27 (b)(c)(d)	5,300,723	4,644,758
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 5.7739% 11/15/28 (b)(c)(d)	11,743,469	11,185,654
Pluto Acquisition I, Inc. term loan 1 month U.S. LIBOR + 4.000% 6.0757% 6/20/26 (b)(c)(d)	3,844,563	3,344,770
PRA Health Sciences, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.9375% 7/3/28 (b)(c)(d)	3,021,411	2,948,898
Surgery Center Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.51% 8/31/26 (b)(c)(d)	540,347	511,979
U.S. Anesthesia Partners, Inc.:
2LN, term loan 1 month U.S. LIBOR + 7.500% 10.064% 10/1/29 (b)(c)(d)	775,000	730,438
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 6.814% 10/1/28 (b)(c)(d)	6,138,000	5,754,375
U.S. Radiology Specialists, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.250% 8.9241% 12/15/27 (b)(c)(d)	2,153,675	1,893,447
Upstream Newco, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 8.0648% 11/20/26 (b)(c)(d)	2,160,773	1,998,715
TOTAL HEALTHCARE		127,800,063
Homebuilders/Real Estate - 0.7%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.8653% 8/21/25 (b)(c)(d)	7,440,138	7,097,371
Fluidra Finco SL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 5.1341% 1/27/29 (b)(c)(d)	3,220,613	3,112,497
Lightstone Holdco LLC:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 8.7841% 1/30/27 (b)(c)(d)	4,226,029	3,847,208
Tranche C 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 8.7841% 1/30/27 (b)(c)(d)	239,022	217,596
Ryan Specialty Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.1341% 9/1/27 (b)(c)(d)(e)	4,527,600	4,369,134
TOTAL HOMEBUILDERS/REAL ESTATE		18,643,806
Hotels - 2.2%
Aimbridge Acquisition Co., Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 7.7434% 2/1/26 (b)(c)(d)	936,736	833,695
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.8653% 2/1/26 (b)(c)(d)	2,783,976	2,442,939
ASP LS Acquisition Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 7.3769% 4/30/28 (b)(c)(d)	2,018,278	1,694,102
BRE/Everbright M6 Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 8.0519% 9/9/26 (b)(c)(d)	2,987,425	2,892,813
Carnival Finance LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.000% 5.8769% 6/30/25 (b)(c)(d)	3,511,693	3,178,082
1 month U.S. LIBOR + 3.250% 6.1269% 10/18/28 (b)(c)(d)	7,198,088	6,274,357
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 5.1206% 11/30/23 (b)(c)(d)	6,575,981	6,537,248
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.1153% 8/2/28 (b)(c)(d)	14,978,512	14,468,344
Hilton Worldwide Finance LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 4.834% 6/21/26 (b)(c)(d)	2,792,849	2,697,417
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 4.8653% 8/31/25 (b)(c)(d)	3,381,280	3,212,216
Oravel Stays Singapore Pte Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 8.250% 11.86% 6/23/26 (b)(c)(d)	2,054,000	1,810,950
Travelport Finance Luxembourg SARL 1LN, term loan:
1 month U.S. LIBOR + 3.750% 12.4241% 2/28/25 (b)(c)(d)	3,766,754	3,721,251
3 month U.S. LIBOR + 6.750% 10.4241% 5/30/26 (b)(c)(d)	4,646,956	3,231,958
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 4.8653% 5/30/25 (b)(c)(d)	2,687,597	2,612,721
TOTAL HOTELS		55,608,093
Insurance - 4.6%
Acrisure LLC:
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 6.6153% 2/13/27 (b)(c)(d)	13,396,066	12,218,284
1 month U.S. LIBOR + 4.250% 7.3653% 2/15/27 (b)(c)(d)	2,560,650	2,400,609
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 2/15/27 (b)(c)(d)	831,600	759,875
Alliant Holdings Intermediate LLC:
Tranche B, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 5/10/25 (b)(c)(d)	4,573,706	4,375,756
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 5/9/25 (b)(c)(d)	967,500	925,975
Tranche B3 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.4934% 11/12/27 (b)(c)(d)	6,172,538	5,840,764
AmWINS Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 4.7739% 2/19/28 (b)(c)(d)	6,228,874	5,947,142
AssuredPartners, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 6.6153% 2/13/27 (b)(c)(d)	192,563	181,972
1 month U.S. LIBOR + 3.500% 6.6153% 2/13/27 (b)(c)(d)	6,045,432	5,712,933
Asurion LLC:
Tranche B 7LN, term loan 1 month U.S. LIBOR + 3.000% 6.1153% 11/3/24 (b)(c)(d)	6,702,500	6,256,784
Tranche B3 2LN, term loan 1 month U.S. LIBOR + 5.250% 8.3653% 1/31/28 (b)(c)(d)	15,975,000	11,981,250
Tranche B4 2LN, term loan 1 month U.S. LIBOR + 5.250% 8.3653% 1/20/29 (b)(c)(d)	19,820,000	15,063,200
Tranche B8 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 12/23/26 (b)(c)(d)	9,247,572	7,820,025
Tranche B9 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 7/31/27 (b)(c)(d)	4,971,184	4,183,251
HUB International Ltd.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 5.9817% 4/25/25 (b)(c)(d)	14,480,596	13,928,596
Tranche B, term loan 1 month U.S. LIBOR + 3.000% 5.7663% 4/25/25 (b)(c)(d)	9,901,928	9,507,930
USI, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 6.9241% 12/2/26 (b)(c)(d)	2,851,924	2,740,214
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 6.4241% 5/16/24 (b)(c)(d)	7,048,918	6,849,222
TOTAL INSURANCE		116,693,782
Leisure - 3.1%
Alterra Mountain Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 8/17/28 (b)(c)(d)	4,344,815	4,203,608
Arcis Golf LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.3653% 11/24/28 (b)(c)(d)(e)	1,865,625	1,809,656
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.484% 7/21/28 (b)(c)(d)	11,637,063	11,045,551
Crown Finance U.S., Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 10.000% 9/9/23 (c)(d)	4,080,337	4,152,885
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 2.500% 3.9997% 2/28/25 (b)(c)(d)	5,645,675	2,375,192
1 month U.S. LIBOR + 2.750% 4.2497% 9/30/26 (b)(c)(d)	2,315,581	958,072
1 month U.S. LIBOR + 8.250% 10.0763% 5/23/24 (b)(c)(d)	731,517	780,895
15.25% 5/23/24 (d)	1,214,798	1,439,232
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 10.000% 9/9/23 (c)(d)	342,885	348,982
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 5.6153% 2/1/24 (b)(c)(d)	15,394,747	15,183,069
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 10.6741% 9/8/24 (b)(c)(d)	1,000,000	658,980
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 6.6741% 3/8/24 (b)(c)(d)	5,640,729	4,256,381
Hayward Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 5.6153% 5/28/28 (b)(c)(d)	2,755,125	2,593,261
Herschend Entertainment Co. LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.88% 8/27/28 (b)(c)(d)	1,816,650	1,767,837
Lids Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 5.500% 8.9904% 12/14/26 (b)(c)(d)(e)	6,769,688	6,634,294
MajorDrive Holdings IV LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.125% 5/12/28 (b)(c)(d)	3,432,110	3,157,542
SeaWorld Parks & Entertainment, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.125% 8/25/28 (b)(c)(d)	2,593,576	2,484,438
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 7.6153% 12/21/25 (b)(c)(d)	4,513,797	3,696,799
Topgolf Callaway Brands Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 7.6153% 1/4/26 (b)(c)(d)	2,684,938	2,663,673
United PF Holdings LLC:
1LN, term loan 1 month U.S. LIBOR + 4.000% 7.6741% 12/30/26 (b)(c)(d)	7,886,612	6,910,644
2LN, term loan 3 month U.S. LIBOR + 8.500% 12.1741% 12/30/27 (b)(c)(d)	750,000	716,250
Tranche B 1LN, term loan 1 month U.S. LIBOR + 8.500% 12.1741% 12/30/26 (b)(c)(d)(e)	940,800	898,464
TOTAL LEISURE		78,735,705
Paper - 0.8%
Ahlstrom-Munksjo OYJ 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4241% 2/4/28 (b)(c)(d)	2,536,616	2,335,792
Clydesdale Acquisition Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.170% 7.3091% 4/13/29 (b)(c)(d)	18,698,138	17,610,093
Journey Personal Care Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.9241% 3/1/28 (b)(c)(d)	1,658,208	1,041,902
TOTAL PAPER		20,987,787
Publishing/Printing - 0.7%
Cengage Learning, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 7.8144% 7/14/26 (b)(c)(d)	746,860	674,392
Harland Clarke Holdings Corp.:
1LN, term loan 1 month U.S. LIBOR + 7.750% 11.4241% 6/16/26 (b)(c)(d)	2,945,221	2,037,121
Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 8.4241% 11/3/23 (b)(c)(d)	482,595	333,898
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 8.500% 11.4273% 3/13/25 (b)(c)(d)(e)	2,380,213	2,332,608
3 month U.S. LIBOR + 3.250% 6.0698% 3/13/25 (b)(c)(d)	2,253,188	2,126,446
MJH Healthcare Holdings LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 6.6341% 1/28/29 (b)(c)(d)	2,388,000	2,241,735
Recorded Books, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.0753% 8/29/25 (b)(c)(d)	2,288,077	2,196,554
RLG Holdings LLC:
2LN, term loan 1 month U.S. LIBOR + 7.500% 10.6153% 7/2/29 (b)(c)(d)	590,000	560,500
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.1153% 7/8/28 (b)(c)(d)	2,347,263	2,202,507
Scripps (E.W.) Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.8653% 1/7/28 (b)(c)(d)	2,385,000	2,302,384
TOTAL PUBLISHING/PRINTING		17,008,145
Railroad - 0.8%
AIT Worldwide Logistics Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.750% 7.0429% 4/6/28 (b)(c)(d)	4,552,678	4,148,628
Echo Global Logistics, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 11/23/28 (b)(c)(d)	487,538	456,823
Einstein Merger Sub, Inc. 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.8059% 11/23/29 (b)(c)(d)(e)	2,095,000	2,084,525
First Student Bidco, Inc.:
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.000% 6.6419% 7/21/28 (b)(c)(d)	2,989,998	2,762,490
CME Term SOFR 1 Month Index + 4.000% 6.1544% 7/21/28 (b)(c)(d)	1,313,766	1,242,337
Tranche C 1LN, term loan:
1 month U.S. LIBOR + 3.000% 6.6419% 7/21/28 (b)(c)(d)	1,112,283	1,027,650
CME Term SOFR 1 Month Index + 4.000% 6.1544% 7/21/28 (b)(c)(d)	91,234	86,273
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 5.6741% 12/30/26 (b)(c)(d)	3,443,705	3,342,735
Worldwide Express, Inc.:
1LN, term loan 1 month U.S. LIBOR + 4.000% 7.6741% 7/22/28 (b)(c)(d)	4,629,963	4,197,339
Tranche B 2LN, term loan 1 month U.S. LIBOR + 7.000% 9.2504% 7/22/29 (b)(c)(d)	1,295,000	1,165,500
TOTAL RAILROAD		20,514,300
Restaurants - 0.8%
Burger King Worldwide, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 4.8706% 11/19/26 (b)(c)(d)	2,906,477	2,773,099
Dave & Buster's, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 8.1875% 6/29/29 (b)(c)(d)	2,835,000	2,759,391
Flynn Restaurant Group LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.3653% 11/22/28 (b)(c)(d)	1,714,506	1,592,776
KFC Holding Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 4.7434% 3/15/28 (b)(c)(d)	664,719	656,689
Pacific Bells LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 8.3148% 10/20/28 (b)(c)(d)	2,074,487	1,929,273
PFC Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 9.5696% 3/1/26 (b)(c)(d)	3,498,125	3,078,350
Whatabrands LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 7/21/28 (b)(c)(d)	8,730,839	8,060,747
TOTAL RESTAURANTS		20,850,325
Services - 8.5%
ABG Intermediate Holdings 2 LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 9/27/24 (b)(c)(d)	2,847,127	2,775,237
Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.000% 9.1341% 12/20/29 (b)(c)(d)	2,355,000	2,207,813
Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 6.6341% 12/21/28 (b)(c)(d)	10,463,775	9,988,510
Adtalem Global Education, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.0519% 8/12/28 (b)(c)(d)	2,885,076	2,854,436
AEA International Holdings Luxembourg SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4375% 9/7/28 (b)(c)(d)(e)	2,106,544	2,048,614
All-Star Bidco AB:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.0696% 11/16/28 (b)(c)(d)	2,481,250	2,360,289
Tranche B1 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.5696% 11/16/28 (b)(c)(d)	2,427,750	2,291,189
Allied Universal Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 5/14/28 (b)(c)(d)	9,444,600	8,282,914
APX Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.2443% 7/9/28 (b)(c)(d)	4,355,197	4,107,865
Aramark Services, Inc. Tranche B 3LN, term loan 1 month U.S. LIBOR + 1.750% 4.8653% 3/11/25 (b)(c)(d)	4,726,300	4,560,880
Ascend Learning LLC:
2LN, term loan 1 month U.S. LIBOR + 5.750% 8.8653% 12/10/29 (b)(c)(d)	3,705,000	3,207,159
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 12/10/28 (b)(c)(d)	8,838,213	8,139,994
Asurion LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.1341% 8/17/28 (b)(c)(d)	2,055,008	1,745,893
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.9468% 6/21/24 (b)(c)(d)	13,534,055	11,745,936
Cast & Crew Payroll LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 6.6153% 2/7/26 (b)(c)(d)	5,999,586	5,834,597
CME Term SOFR 1 Month Index + 3.750% 6.7841% 12/30/28 (b)(c)(d)	2,411,775	2,330,378
CHG Healthcare Services, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 9/30/28 (b)(c)(d)	1,971,518	1,889,779
Citadel Securities LP Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 6.1486% 2/2/28 (b)(c)(d)	1,505,000	1,484,306
CoreLogic, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.625% 6/2/28 (b)(c)(d)	10,182,150	7,611,157
EAB Global, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.3052% 8/16/28 (b)(c)(d)	2,406,788	2,250,346
EmployBridge LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.4241% 7/19/28 (b)(c)(d)	7,128,000	6,330,591
Ensemble RCM LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.5559% 8/1/26 (b)(c)(d)	4,140,918	4,034,827
Filtration Group Corp.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 10/21/28 (b)(c)(d)	5,222,250	4,945,889
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 6.1153% 3/29/25 (b)(c)(d)	208,147	199,497
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 10.6207% 6/13/25 (b)(c)(d)	2,340,000	1,888,099
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 6.8707% 6/13/24 (b)(c)(d)	2,178,609	1,882,318
Flexera Software LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.39% 3/3/28 (b)(c)(d)	1,835,640	1,747,786
Franchise Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 7.5625% 3/10/26 (b)(c)(d)	4,646,789	4,329,274
Galaxy U.S. Opco, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.750% 7.7841% 4/29/29 (b)(c)(d)	3,405,000	3,192,188
Gateway Merger Sub 2021, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.250% 8.1699% 6/30/28 (b)(c)(d)	1,866,150	1,707,527
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 8.5664% 7/30/26 (b)(c)(d)	5,756,119	5,576,240
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.1153% 12/1/27 (b)(c)(d)	4,319,225	4,101,709
Indy U.S. Bidco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 3/5/28 (b)(c)(d)	2,275,465	2,035,586
Ion Trading Finance Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 8.4241% 3/26/28 (b)(c)(d)	8,250,363	7,639,836
KNS Acquisitions, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 6.250% 10.4199% 4/21/27 (b)(c)(d)	1,798,875	1,677,451
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 11.3652% 8/22/25 (b)(c)(d)	1,000,000	969,000
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.8653% 2/21/25 (b)(c)(d)	6,812,039	6,423,208
Lakeshore Intermediate LLC 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.1333% 10/1/28 (b)(c)(d)	1,447,155	1,374,797
Maverick Purchaser Sub LLC:
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 4.000% 7.7977% 1/23/27 (b)(c)(d)	4,655,708	4,430,698
CME Term SOFR 1 Month Index + 4.000% 7.3925% 2/16/29 (b)(c)(d)	4,339,125	4,133,017
Tranche B 2LN, term loan 1 month U.S. LIBOR + 8.750% 12.9199% 1/31/28 (b)(c)(d)(e)	4,060,000	3,694,600
Pilot Travel Centers LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.1341% 8/4/28 (b)(c)(d)	7,556,107	7,217,442
PowerTeam Services LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.1741% 3/6/25 (b)(c)(d)	2,740,313	2,218,283
Sabert Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 7.625% 12/10/26 (b)(c)(d)(e)	4,396,373	4,198,536
Sabre GLBL, Inc.:
Tranche B-1 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 12/17/27 (b)(c)(d)	555,789	496,275
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 12/17/27 (b)(c)(d)	885,961	791,092
Signal Parent, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 4/3/28 (b)(c)(d)	6,706,929	4,921,209
Sitel Worldwide Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.87% 8/27/28 (b)(c)(d)	2,427,919	2,345,977
Spin Holdco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.1441% 3/4/28 (b)(c)(d)	15,358,026	13,435,048
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 7.4241% 8/29/25 (b)(c)(d)	2,017,011	1,759,842
The GEO Group, Inc. Tranche 1B 1LN, term loan CME Term SOFR 1 Month Index + 7.120% 10.2403% 3/23/27 (b)(c)(d)	1,905,463	1,875,299
Uber Technologies, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 6.5696% 4/4/25 (b)(c)(d)	5,907,692	5,769,866
1 month U.S. LIBOR + 3.500% 6.5696% 2/25/27 (b)(c)(d)	5,875,159	5,715,708
Vaco Holdings LLC 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 8.7032% 1/21/29 (b)(c)(d)	3,379,463	3,269,630
WMB Holdings, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 8/9/29 (c)(d)	1,750,000	1,704,063
TOTAL SERVICES		215,749,700
Specialty Retailing - 0.2%
New SK Holdco Sub LLC 1LN, term loan CME Term SOFR 1 Month Index + 6.750% 11.1954% 6/30/27 (b)(c)(d)	4,851,958	4,366,762
Steel - 0.2%
Atkore International, Inc. Tranche B1LN, term loan 1 month U.S. LIBOR + 2.000% 6.1875% 5/26/28 (b)(c)(d)	2,079,475	2,063,879
JMC Steel Group, Inc. 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.6039% 1/24/27 (b)(c)(d)	2,895,578	2,773,964
Tiger Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 6/1/28 (b)(c)(d)	1,465,000	1,351,463
TOTAL STEEL		6,189,306
Super Retail - 4.3%
Academy Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.314% 11/6/27 (b)(c)(d)	4,255,429	4,156,149
Ambience Merger Sub, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 6.2771% 7/24/28 (b)(c)(d)	4,080,421	3,123,807
Bass Pro Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 3/5/28 (b)(c)(d)	76,688,871	70,668,780
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.7731% 2/3/24 (b)(c)(d)	2,743,975	2,740,051
Empire Today LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 7.6849% 4/1/28 (b)(c)(d)	4,652,892	3,678,112
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.8653% 10/19/27 (b)(c)(d)	9,586,181	8,651,528
LBM Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.1207% 12/18/27 (b)(c)(d)	1,213,612	1,056,450
Red Ventures LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 5.6153% 11/8/24 (b)(c)(d)	3,328,714	3,199,727
RH:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 5.6153% 10/20/28 (b)(c)(d)	5,591,192	4,941,216
Tranche B2 1LN, term loan CME Term SOFR 1 Month Index + 3.250% 6.3841% 10/20/28 (b)(c)(d)	7,940,000	7,208,011
TOTAL SUPER RETAIL		109,423,831
Technology - 15.4%
A&V Holdings Midco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.370% 9.5378% 3/10/27 (b)(c)(d)(e)	3,460,879	3,374,357
Acuris Finance U.S., Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.7032% 2/16/28 (b)(c)(d)	3,631,771	3,471,973
Alliance Laundry Systems LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 5.9551% 10/8/27 (b)(c)(d)	1,629,046	1,559,127
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 7.4241% 8/10/25 (b)(c)(d)	10,460,730	8,266,174
Applied Systems, Inc. Tranche B, term loan 1 month U.S. LIBOR + 3.000% 6.6741% 9/19/24 (b)(c)(d)	2,000,000	1,947,760
Aptean, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.3196% 4/23/26 (b)(c)(d)	4,294,444	4,093,164
Arches Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 12/4/27 (b)(c)(d)	2,599,280	2,331,243
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 6.5756% 2/15/29 (b)(c)(d)	24,875,843	22,239,004
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 2/15/29 (c)(d)(f)	4,226,812	3,778,770
AZZ, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7.085% 5/13/29 (b)(c)(d)	2,612,380	2,538,371
Camelot Finance SA:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.1153% 10/31/26 (b)(c)(d)	7,054,026	6,807,135
Tranche B, term loan 1 month U.S. LIBOR + 3.000% 6.1153% 10/31/26 (b)(c)(d)	8,138,118	7,860,445
Central Parent, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 4.500% 6.6095% 7/6/29 (b)(c)(d)	11,065,000	10,638,776
Ceridian HCM Holding, Inc. Tranche B, term loan 1 month U.S. LIBOR + 2.500% 5.6153% 4/30/25 (b)(c)(d)	1,648,868	1,563,951
Coherent Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 5.314% 7/1/29 (b)(c)(d)	8,805,000	8,511,529
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 6.3653% 4/4/26 (b)(c)(d)	9,440,326	8,696,901
ConnectWise LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.1741% 9/30/28 (b)(c)(d)	6,347,038	5,918,612
Constant Contact, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 6.423% 2/10/28 (b)(c)(d)	2,039,703	1,800,038
DCert Buyer, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 6.9027% 10/16/26 (b)(c)(d)	8,983,060	8,548,909
Tranche B 2LN, term loan 1 month U.S. LIBOR + 7.000% 9.9027% 2/19/29 (b)(c)(d)	5,713,409	5,307,757
DG Investment Intermediate Holdings, Inc.:
2LN, term loan 1 month U.S. LIBOR + 6.750% 9.8653% 3/31/29 (b)(c)(d)	630,000	583,802
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 3/31/28 (b)(c)(d)	2,750,279	2,557,759
Emerald TopCo, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 7/25/26 (b)(c)(d)	248,993	225,961
Entegris, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 5.6836% 7/6/29 (b)(c)(d)	7,680,000	7,611,725
Eos U.S. Finco LLC 1LN, term loan CME Term SOFR 1 Month Index + 6.000% 8/3/29 (c)(d)	1,500,000	1,415,625
Epicor Software Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 7/31/27 (b)(c)(d)	3,518,661	3,288,857
Global IID Parent LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 8.1741% 12/16/28 (b)(c)(d)	2,059,438	1,951,317
Go Daddy Operating Co. LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 5.1153% 8/10/27 (b)(c)(d)	3,787,813	3,665,504
Tranche B, term loan 1 month U.S. LIBOR + 1.750% 4.8653% 2/15/24 (b)(c)(d)	3,684,426	3,640,213
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.9241% 8/19/28 (b)(c)(d)	3,279,431	3,090,864
Hyland Software, Inc.:
2LN, term loan 1 month U.S. LIBOR + 6.250% 9.3653% 7/10/25 (b)(c)(d)	602,800	590,744
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 7/1/24 (b)(c)(d)	4,403,512	4,254,365
Icon Luxembourg Sarl Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.9375% 7/3/28 (b)(c)(d)	12,126,847	11,835,802
Imprivata, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 12/1/27 (b)(c)(d)	3,314,525	3,190,230
MA FinanceCo. LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 7.4179% 6/5/25 (b)(c)(d)	1,195,016	1,172,239
Maxar Technologies, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 6.8053% 6/9/29 (b)(c)(d)	1,201,988	1,128,366
McAfee Corp. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 6.3621% 3/1/29 (b)(c)(d)	1,915,200	1,741,798
MH Sub I LLC:
1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 9/15/24 (b)(c)(d)	5,414,466	5,146,450
Tranche B 2LN, term loan 1 month U.S. LIBOR + 6.250% 8.7053% 2/23/29 (b)(c)(d)	3,030,000	2,830,535
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.8653% 9/15/24 (b)(c)(d)	9,062,295	8,619,058
MKS Instruments, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.750% 5.8684% 8/17/29 (b)(c)(d)	8,400,000	8,175,300
Motus Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.1153% 12/10/28 (b)(c)(d)	1,626,825	1,508,880
NAVEX TopCo, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 9.53% 9/4/26 (b)(c)(d)	415,000	398,400
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 6.37% 9/5/25 (b)(c)(d)	1,569,681	1,526,515
NortonLifeLock, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 2.000% 4.8475% 9/12/29 (b)(c)(d)	11,995,000	11,509,203
Osmosis Debt Merger Sub, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 6.3455% 7/30/28 (b)(c)(d)	3,261,825	3,023,320
Park Place Technologies LLC 1LN, term loan 1 month U.S. LIBOR + 5.000% 8.1341% 11/10/27 (b)(c)(d)	4,969,808	4,704,768
Peraton Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 2/1/28 (b)(c)(d)	21,107,106	19,967,322
PointClickCare Technologies, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 5.9375% 12/29/27 (b)(c)(d)	1,615,400	1,538,669
Polaris Newco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.6741% 6/2/28 (b)(c)(d)	9,904,950	9,118,101
Project Boost Purchaser LLC:
1LN, term loan 3 month U.S. LIBOR + 3.500% 6.6153% 5/30/26 (b)(c)(d)	2,187,417	2,072,578
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.6153% 5/30/26 (b)(c)(d)	2,019,600	1,908,522
Proofpoint, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3196% 8/31/28 (b)(c)(d)	10,484,769	9,825,067
Rackspace Technology Global, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.6167% 2/15/28 (b)(c)(d)	9,050,813	6,416,664
RealPage, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.1153% 4/22/28 (b)(c)(d)	7,658,635	7,162,968
Red Planet Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 9/30/28 (b)(c)(d)	3,605,092	2,280,221
Renaissance Holdings Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 6.3653% 5/31/25 (b)(c)(d)	5,330,235	5,057,060
Seattle Spinco, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 7.1465% 3/1/27 (b)(c)(d)(e)	10,231,678	10,001,466
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 5.8653% 6/21/24 (b)(c)(d)	9,513,033	9,275,207
Sophia LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 7.1741% 10/7/27 (b)(c)(d)	5,256,776	5,046,505
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 1 month U.S. LIBOR + 1.750% 4.8653% 4/16/25 (b)(c)(d)	4,849,999	4,684,565
Tranche B 4LN, term loan 1 month U.S. LIBOR + 1.750% 4.8653% 4/16/25 (b)(c)(d)	3,937,207	3,802,909
Tranche B 5LN, term loan 1 month U.S. LIBOR + 1.750% 4.8653% 4/16/25 (b)(c)(d)	3,769,508	3,651,711
STG-Fairway Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.8653% 1/31/27 (b)(c)(d)	2,274,231	2,198,431
Tempo Acquisition LLC:
1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Index + 3.000% 6.0341% 8/31/28 (b)(c)(d)	7,239,356	7,038,464
Tranche B, term loan 1 month U.S. LIBOR + 2.750% 5.8653% 5/1/24 (b)(c)(d)	653,552	645,383
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 5.064% 9/28/24 (b)(c)(d)	2,662,361	2,609,114
UKG, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.8653% 5/4/26 (b)(c)(d)	6,169,200	5,868,452
Ultimate Software Group, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 5.5351% 5/3/26 (b)(c)(d)	15,547,691	14,757,402
2LN, term loan 1 month U.S. LIBOR + 5.250% 7.5351% 5/3/27 (b)(c)(d)	7,170,000	6,739,800
Verscend Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.1153% 8/27/25 (b)(c)(d)	6,543,742	6,331,070
VFH Parent LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.000% 6.1184% 1/13/29 (b)(c)(d)	4,785,000	4,574,173
Virgin Pulse, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 7.1153% 4/6/28 (b)(c)(d)	4,026,330	3,496,183
VM Consolidated, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.1269% 3/27/28 (b)(c)(d)	5,098,925	4,961,254
VS Buyer LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.1153% 2/28/27 (b)(c)(d)	3,549,000	3,429,221
Weber-Stephen Products LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 6.3653% 10/30/27 (b)(c)(d)	2,407,164	1,944,531
CME Term SOFR 1 Month Index + 4.250% 6.8053% 10/30/27 (b)(c)(d)(e)	1,442,750	1,154,200
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.064% 9/30/26 (b)(c)(d)	4,846,448	4,660,151
TOTAL TECHNOLOGY		390,858,960
Telecommunications - 4.4%
Altice Financing SA Tranche B, term loan:
3 month U.S. LIBOR + 2.750% 5.262% 7/15/25 (b)(c)(d)	4,247,267	3,985,338
3 month U.S. LIBOR + 2.750% 5.262% 1/31/26 (b)(c)(d)	1,590,144	1,484,797
Cablevision Lightpath LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.0677% 11/30/27 (b)(c)(d)	1,506,041	1,439,218
Connect U.S. Finco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.62% 12/12/26 (b)(c)(d)	1,823,746	1,692,673
Consolidated Communications, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.625% 10/2/27 (b)(c)(d)	1,902,823	1,638,806
Crown Subsea Communications Holding, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 7.314% 4/27/27 (b)(c)(d)	1,438,459	1,384,517
Frontier Communications Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 7.4375% 5/1/28 (b)(c)(d)	11,659,993	10,814,644
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 10% 5/31/25 (b)(c)(d)	5,343,847	3,792,475
Intelsat Jackson Holdings SA 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 7.4449% 2/1/29 (b)(c)(d)	26,609,967	24,913,582
Level 3 Financing, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 1.750% 4.8653% 3/1/27 (b)(c)(d)	3,540,504	3,357,389
Lumen Technologies, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 5.3653% 3/15/27 (b)(c)(d)	2,769,982	2,514,202
Northwest Fiber LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.7434% 4/30/27 (b)(c)(d)	6,748,661	6,450,573
Patagonia Holdco LLC Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.750% 8.386% 8/1/29 (b)(c)(d)	5,220,000	4,176,000
Radiate Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 9/25/26 (b)(c)(d)	7,864,082	7,257,604
SBA Senior Finance II, LLC Tranche B, term loan 1 month U.S. LIBOR + 1.750% 4.87% 4/11/25 (b)(c)(d)	3,329,210	3,233,496
Securus Technologies Holdings Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 8.1741% 11/1/24 (b)(c)(d)	9,338,348	8,169,560
3 month U.S. LIBOR + 8.250% 11.0559% 11/1/25 (b)(c)(d)	7,055,000	5,820,375
Windstream Services LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 6.250% 9.3653% 9/21/27 (b)(c)(d)	3,684,310	3,315,879
Zayo Group Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.1153% 3/9/27 (b)(c)(d)	18,838,135	15,685,196
TOTAL TELECOMMUNICATIONS		111,126,324
Textiles/Apparel - 1.2%
Byju's Alpha, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.500% 8.9797% 11/24/26 (b)(c)(d)	5,044,070	3,592,084
Canada Goose, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 7.1419% 10/7/27 (b)(c)(d)	1,753,829	1,657,369
Crocs, Inc. Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 7.6511% 2/17/29 (b)(c)(d)	16,086,375	15,101,085
Fanatics Commerce Intermediate Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.0559% 11/23/28 (b)(c)(d)(e)	3,161,575	3,043,016
Jo-Ann Stores LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 7.5163% 7/7/28 (b)(c)(d)	3,644,489	2,358,677
Samsonite IP Holdings SARL Tranche B2 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.1153% 4/25/25 (b)(c)(d)	979,213	955,780
Tory Burch LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.1153% 4/14/28 (b)(c)(d)	2,913,125	2,650,944
Victoria's Secret & Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3941% 8/2/28 (b)(c)(d)	1,529,188	1,427,880
TOTAL TEXTILES/APPAREL		30,786,835
Transportation Ex Air/Rail - 0.1%
ASP LS Acquisition Corp. 2LN, term loan 1 month U.S. LIBOR + 7.500% 10.3769% 5/7/29 (b)(c)(d)(e)	2,500,000	1,900,000
Utilities - 2.0%
Brookfield WEC Holdings, Inc.:
1LN, term loan CME Term SOFR 1 Month Index + 3.750% 6.8653% 8/1/25 (b)(c)(d)	2,145,000	2,087,686
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.8653% 8/1/25 (b)(c)(d)	13,990,207	13,349,455
ExGen Renewables IV, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 5.57% 12/15/27 (b)(c)(d)	2,359,278	2,305,605
Granite Generation LLC 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.8653% 11/1/26 (b)(c)(d)	1,761,000	1,681,755
Limetree Bay Terminals LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 8.8148% 2/15/24 (b)(c)(d)	4,459,914	3,005,670
Luxembourg Investment Co. 428 SARL Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 5.000% 8.5532% 1/3/29 (b)(c)(d)(e)	2,065,000	1,693,300
Osmose Utilities Services, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6.3653% 6/17/28 (b)(c)(d)	1,801,688	1,648,544
PG&E Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.125% 6/23/25 (b)(c)(d)	8,727,130	8,330,045
Pike Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 6.12% 1/21/28 (b)(c)(d)	3,598,630	3,486,173
Vertiv Group Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 5.3034% 3/2/27 (b)(c)(d)	7,071,698	6,715,567
Vistra Operations Co. LLC Tranche B 3LN, term loan 1 month U.S. LIBOR + 1.750% 4.8411% 12/31/25 (b)(c)(d)	7,024,556	6,773,077
TOTAL UTILITIES		51,076,877
TOTAL BANK LOAN OBLIGATIONS (Cost $2,419,008,982)		2,240,246,247

Nonconvertible Bonds - 3.6%
	Principal Amount (a)	Value ($)
Aerospace - 0.2%
TransDigm, Inc.:
6.25% 3/15/26 (g)	4,000,000	3,880,000
8% 12/15/25 (g)	385,000	390,471
TOTAL AEROSPACE		4,270,471
Air Transportation - 0.1%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (g)	1,105,000	1,037,783
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (g)	815,000	791,085
TOTAL AIR TRANSPORTATION		1,828,868
Automotive & Auto Parts - 0.7%
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 7.1766% 10/15/26 (b)(c)(g)	17,605,000	16,548,700
Broadcasting - 0.0%
Univision Communications, Inc. 6.625% 6/1/27 (g)	1,205,000	1,137,174
Building Materials - 0.0%
SRS Distribution, Inc. 4.625% 7/1/28 (g)	160,000	137,438
Cable/Satellite TV - 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 3 month U.S. LIBOR + 1.650% 4.4323% 2/1/24 (b)(c)	1,750,000	1,759,273
Radiate Holdco LLC/Radiate Financial Service Ltd. 4.5% 9/15/26 (g)	2,130,000	1,747,090
TOTAL CABLE/SATELLITE TV		3,506,363
Chemicals - 0.0%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5% 12/31/26 (g)	40,000	35,102
Containers - 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (g)	2,945,000	2,429,625
Trivium Packaging Finance BV 5.5% 8/15/26 (g)	1,085,000	970,453
TOTAL CONTAINERS		3,400,078
Energy - 0.4%
Citgo Petroleum Corp.:
6.375% 6/15/26 (g)	5,000,000	4,667,559
7% 6/15/25 (g)	1,050,000	1,003,307
New Fortress Energy, Inc.:
6.5% 9/30/26 (g)	2,000,000	1,847,800
6.75% 9/15/25 (g)	535,000	506,752
Transocean Poseidon Ltd. 6.875% 2/1/27 (g)	997,500	912,713
TOTAL ENERGY		8,938,131
Gaming - 0.5%
Affinity Gaming LLC 6.875% 12/15/27 (g)	1,700,000	1,385,840
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 4.625% 1/15/29 (g)	10,240,000	8,473,600
Golden Entertainment, Inc. 7.625% 4/15/26 (g)	1,065,000	1,050,250
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (g)	1,367,000	1,264,519
VICI Properties LP / VICI Note Co.:
3.5% 2/15/25 (g)	240,000	221,846
4.25% 12/1/26 (g)	345,000	311,395
4.625% 12/1/29 (g)	200,000	173,508
TOTAL GAMING		12,880,958
Healthcare - 0.0%
Tenet Healthcare Corp. 4.625% 7/15/24	1,028,000	994,055
Hotels - 0.0%
Marriott Ownership Resorts, Inc. 6.125% 9/15/25 (g)	933,000	912,275
Leisure - 0.2%
Royal Caribbean Cruises Ltd.:
8.25% 1/15/29 (g)(h)	1,725,000	1,679,719
9.125% 6/15/23 (g)	275,000	279,813
10.875% 6/1/23 (g)	1,335,000	1,365,038
11.625% 8/15/27 (g)	1,205,000	1,096,574
TOTAL LEISURE		4,421,144
Paper - 0.0%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 3.25% 9/1/28 (g)	895,000	728,196
Restaurants - 0.0%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5.75% 4/15/25 (g)	160,000	158,520
Services - 0.2%
Adtalem Global Education, Inc. 5.5% 3/1/28 (g)	1,139,000	1,025,100
PowerTeam Services LLC 9.033% 12/4/25 (g)	5,115,000	4,117,575
Sotheby's 7.375% 10/15/27 (g)	200,000	183,698
TOTAL SERVICES		5,326,373
Super Retail - 0.1%
EG Global Finance PLC:
6.75% 2/7/25 (g)	1,000,000	902,020
8.5% 10/30/25 (g)	1,905,000	1,666,016
TOTAL SUPER RETAIL		2,568,036
Technology - 0.1%
CommScope, Inc. 6% 3/1/26 (g)	1,100,000	1,012,792
Maxar Technologies, Inc. 7.75% 6/15/27 (g)	1,805,000	1,696,447
TOTAL TECHNOLOGY		2,709,239
Telecommunications - 0.8%
Altice Financing SA 5.75% 8/15/29 (g)	6,000,000	4,591,320
Altice France SA:
5.125% 1/15/29 (g)	855,000	630,764
5.125% 7/15/29 (g)	3,795,000	2,835,282
Frontier Communications Holdings LLC 5% 5/1/28 (g)	1,160,000	995,512
Intelsat Jackson Holdings SA 6.5% 3/15/30 (g)	6,905,000	5,870,631
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (g)	205,000	154,379
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75% 4/30/27 (g)	195,000	169,650
Windstream Escrow LLC 7.75% 8/15/28 (g)	5,100,000	4,226,059
TOTAL TELECOMMUNICATIONS		19,473,597
Textiles/Apparel - 0.0%
Victoria's Secret & Co. 4.625% 7/15/29 (g)	910,000	687,871
Utilities - 0.1%
Exgen Texas Power LLC 3 month U.S. LIBOR + 6.750% 9.0429% 10/8/26 (b)(c)(e)	1,396,265	1,396,265
TOTAL NONCONVERTIBLE BONDS (Cost $102,710,102)		92,058,854

Common Stocks - 1.4%
	Shares	Value ($)
Capital Goods - 0.0%
TNT Crane & Rigging LLC (e)(i)	188,360	1,098,139
TNT Crane & Rigging LLC warrants 10/31/25 (e)(i)	9,492	1,898
TOTAL CAPITAL GOODS		1,100,037
Diversified Financial Services - 0.1%
ACNR Holdings, Inc. (e)(i)	15,697	1,601,094
Lime Tree Bay Ltd. (e)(i)	776	26,174
TOTAL DIVERSIFIED FINANCIAL SERVICES		1,627,268
Energy - 1.1%
California Resources Corp.	254,471	9,779,321
California Resources Corp. warrants 10/27/24 (i)	7,511	78,114
Chesapeake Energy Corp. (j)	135,541	12,769,318
Chesapeake Energy Corp. (i)(k)	928	87,427
Denbury, Inc. (i)	65,094	5,615,008
EP Energy Corp. (e)(i)	15,785	131,173
TOTAL ENERGY		28,460,361
Entertainment/Film - 0.0%
Cineworld Group PLC warrants 11/23/25 (e)(i)	341,212	4
Restaurants - 0.1%
CEC Entertainment, Inc. (e)(i)	105,486	2,109,720
Super Retail - 0.0%
David's Bridal, Inc. rights (e)(i)	1,346	0
Telecommunications - 0.0%
GTT Communications, Inc. rights (e)(i)	80,854	80,854
Utilities - 0.1%
TexGen Power LLC (e)(i)	85,051	2,228,336
TOTAL COMMON STOCKS (Cost $15,929,567)		35,606,580

Nonconvertible Preferred Stocks - 0.2%
	Shares	Value ($)
Diversified Financial Services - 0.2%
ACNR Holdings, Inc. (e)(i) (Cost $1,123,250)	8,986	5,391,600

Preferred Securities - 0.3%
	Principal Amount (a)	Value ($)
Banks & Thrifts - 0.3%
Bank of America Corp.:
5.125% (b)(l)	2,956,000	2,804,861
5.2% (b)(l)	490,000	478,893
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 5.5971% (b)(c)(l)	1,560,000	1,582,314
3 month U.S. LIBOR + 3.470% 6.2759% (b)(c)(l)	1,550,000	1,567,271

TOTAL PREFERRED SECURITIES (Cost $6,187,417)		6,433,339

Other - 0.4%
	Shares	Value ($)
Other - 0.4%
Fidelity Direct Lending Fund, LP (k)(m)		11,381,951
Tribune Co. Claim (e)(i)	45,954	30,789

TOTAL OTHER (Cost $11,499,754)		11,412,740

Money Market Funds - 3.1%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (n)	65,471,895	65,484,990
Fidelity Securities Lending Cash Central Fund 3.10% (n)(o)	12,972,828	12,974,125
TOTAL MONEY MARKET FUNDS (Cost $78,452,959)		78,459,115

TOTAL INVESTMENT IN SECURITIES - 97.1% (Cost $2,634,912,031)	2,469,608,475
NET OTHER ASSETS (LIABILITIES) - 2.9%	73,715,297
NET ASSETS - 100.0%	2,543,323,772

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower.  Such prepayments cannot be predicted with certainty.

(e)	Level 3 security
(f)
Position or a portion of the position represents an unfunded loan commitment.  At period end, the total principal amount and market value of unfunded commitments totaled $5,697,725 and $5,117,734, respectively.

(g)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $87,909,261 or 3.5% of net assets.

(h)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i)	Non-income producing
(j)	Security or a portion of the security is on loan at period end.
(k)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,469,378 or 0.5% of net assets.

(l)	Security is perpetual in nature with no stated maturity date.
(m)	Affiliated Fund
(n)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(o)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Chesapeake Energy Corp.	2/10/21	8,788
Fidelity Direct Lending Fund, LP	12/09/21 - 9/30/22	11,454,348
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	351,292,865	1,002,458,938	1,288,266,813	875,063	-	-	65,484,990	0.1%
Fidelity Securities Lending Cash Central Fund 3.10%	-	62,342,726	49,368,601	7,455	-	-	12,974,125	0.0%
Total	351,292,865	1,064,801,664	1,337,635,414	882,518	-	-	78,459,115

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Direct Lending Fund, LP	-	11,454,348	-	422,360	-	(72,397)	11,381,951
	-	11,454,348	-	422,360	-	(72,397)	11,381,951

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Amounts in this Investment Valuation section exclude the value of Fidelity Direct Lending Fund, LP as presented in the Schedule of Investments. Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	4	-	-	4
Consumer Discretionary	2,109,720	-	-	2,109,720
Energy	28,460,361	28,329,188	-	131,173
Financials	7,018,868	-	-	7,018,868
Industrials	1,100,037	-	-	1,100,037
Information Technology	80,854	-	-	80,854
Utilities	2,228,336	-	-	2,228,336

Bank Loan Obligations	2,240,246,247	-	2,149,328,379	90,917,868

Corporate Bonds	92,058,854	-	90,662,589	1,396,265

Preferred Securities	6,433,339	-	6,433,339	-

Other	30,789	-	-	30,789

Money Market Funds	78,459,115	78,459,115	-	-
Total Investments in Securities:	2,458,226,524	106,788,303	2,246,424,307	105,013,914

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Bank Loan Obligations
Beginning Balance	$33,567,627
Net Realized Gain (Loss) on Investment Securities	(879,504)
Net Unrealized Gain (Loss) on Investment Securities	(5,123,064)
Cost of Purchases	75,999,343
Proceeds of Sales	(31,692,572)
Amortization/Accretion	122,733
Transfers into Level 3	26,589,636
Transfers out of Level 3	(7,666,331)
Ending Balance	$90,917,868
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2022	$(5,115,307)
Other Investments in Securities
Beginning Balance	$12,893,750
Net Realized Gain (Loss) on Investment Securities	(356,810)
Net Unrealized Gain (Loss) on Investment Securities	1,032,656
Cost of Purchases	1,920,974
Proceeds of Sales	(1,578,332)
Amortization/Accretion	-
Transfers into Level 3	183,808
Transfers out of Level 3	-
Ending Balance	$14,096,046
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2022	$704,167

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
			September 30, 2022

Assets
Investment in securities, at value (including securities loaned of $12,765,455) - See accompanying schedule:	$
Unaffiliated issuers (cost $2,545,004,724)		$2,379,767,409
Fidelity Central Funds (cost $78,452,959)		78,459,115
Other affiliated issuers (cost $11,454,348)		11,381,951

Total Investment in Securities (cost $2,634,912,031)			$2,469,608,475
Cash			2,700,588
Receivable for investments sold			138,571,229
Dividends receivable			439,863
Interest receivable			21,498,592
Distributions receivable from Fidelity Central Funds			177,380
Total assets			2,632,996,127
Liabilities
Payable for investments purchased
Regular delivery		$22,050,833
Delayed delivery		1,725,000
Payable for fund shares redeemed		52,918,183
Distributions payable		2,830
Other payables and accrued expenses		1,384
Collateral on securities loaned		12,974,125
Total Liabilities			89,672,355
Net Assets			$2,543,323,772
Net Assets consist of:
Paid in capital			$2,791,032,572
Total accumulated earnings (loss)			(247,708,800)
Net Assets			$2,543,323,772
Net Asset Value , offering price and redemption price per share ($2,543,323,772 ÷ 26,992,471 shares)			$94.22

Statement of Operations
		Year ended September 30, 2022
Investment Income
Dividends (including $422,360 earned from affiliated issuers)		$3,334,426
Interest		140,659,220
Income from Fidelity Central Funds (including $7,455 from security lending)		882,518
Total Income		144,876,164
Expenses
Custodian fees and expenses	2,324
Independent trustees' fees and expenses	10,021
Miscellaneous	26
Total expenses before reductions	12,371
Expense reductions	(1,603)
Total expenses after reductions		10,768
Net Investment income (loss)		144,865,396
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(16,547,082)
Total net realized gain (loss)		(16,547,082)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(186,956,606)
Fidelity Central Funds	1
Other affiliated issuers	(72,397)
Total change in net unrealized appreciation (depreciation)		(187,029,002)
Net gain (loss)		(203,576,084)
Net increase (decrease) in net assets resulting from operations		$(58,710,688)

Statement of Changes in Net Assets

	Year ended September 30, 2022	Year ended September 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$144,865,396	$88,209,144
Net realized gain (loss)	(16,547,082)	(29,926,279)
Change in net unrealized appreciation (depreciation)	(187,029,002)	119,810,361
Net increase (decrease) in net assets resulting from operations	(58,710,688)	178,093,226
Distributions to shareholders	(144,286,030)	(87,902,022)
Affiliated share transactions
Proceeds from sales of shares	691,985,364	921,138,985
Reinvestment of distributions	144,284,576	87,902,022
Cost of shares redeemed	(863,857,528)	(231,338,785)
Net increase (decrease) in net assets resulting from share transactions	(27,587,588)	777,702,222
Total increase (decrease) in net assets	(230,584,306)	867,893,426

Net Assets
Beginning of period	2,773,908,078	1,906,014,652
End of period	$2,543,323,772	$2,773,908,078

Other Information
Shares
Sold	6,910,842	9,194,003
Issued in reinvestment of distributions	1,474,153	881,835
Redeemed	(8,882,669)	(2,337,836)
Net increase (decrease)	(497,674)	7,738,002

Financial Highlights
Fidelity® Floating Rate Central Fund

Years ended September 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$100.91	$96.50	$101.38	$103.31	$103.17
Income from Investment Operations
Net investment income (loss) A,B	4.767	4.112	4.985	6.104	5.279
Net realized and unrealized gain (loss)	(6.696)	4.431	(4.687)	(1.943)	.401
Total from investment operations	(1.929)	8.543	.298	4.161	5.680
Distributions from net investment income	(4.761)	(4.133)	(5.178)	(6.091)	(5.215)
Distributions from net realized gain	-	-	-	-	(.325)
Total distributions	(4.761)	(4.133)	(5.178)	(6.091)	(5.540)
Net asset value, end of period	$94.22	$100.91	$96.50	$101.38	$103.31
Total Return C	(1.98)%	8.99%	.42%	4.20%	5.65%
Ratios to Average Net Assets B,D,E
Expenses before reductions F	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any F	-%	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	4.83%	4.14%	5.16%	6.01%	5.12%
Supplemental Data
Net assets, end of period (000 omitted)	$2,543,324	$2,773,908	$1,906,015	$1,946,822	$2,295,944
Portfolio turnover rate G	39%	41%	40%	29%	47%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount represents less than .005%.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended September 30, 2022

1. Organization.
Fidelity Floating Rate Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Investment in Fidelity Direct Lending Fund, LP.

The Fund invests in Fidelity Direct Lending Fund, LP, which is a limited partnership available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's limited partnership interest is not registered under the Securities Act of 1933, and is subject to substantial restrictions on transfer. The Fund has no redemption rights under the partnership agreement. There will be no trading market for the partnership interest, and the Fund most likely will hold its interest until Fidelity Direct Lending Fund, LP converts by operation of law to a Delaware corporation, trust, or other limited liability entity and (i) registers as a closed-end management investment company under the 1940 Act or (ii) elects to be treated as a business development company under the 1940 Act.

Based on its investment objective, Fidelity Direct Lending Fund, LP may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Direct Lending Fund, LP and thus a decline in the value of the Fund. The Fidelity Direct Lending Fund, LP intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Direct Lending Fund, LP as an investment as of period end, but does not include the underlying holdings of Fidelity Direct Lending Fund, LP. Fidelity Direct Lending Fund, LP represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Direct Lending Fund, LP, which commenced operations on December 8, 2021. The annualized expense ratio for Fidelity Direct Lending Fund, LP for the period ended April 30, 2022 was .07%.
4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker   and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$12,668,992	Recovery value	Recovery value	$0.0 - $1.00 / $1.00	Increase
		Indicative market price	Evaluated bid	$102.00 - $600.00 / $485.97	Increase
			Mid price	$20.00	Increase
		Book value	Book value multiple	1.0	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	7.0 - 7.5 / 7.2	Increase
			Capacity multiple ($/kW)	$225.00	Increase
		Discounted cash flow	Discount rate	13.1%	Decrease
		Black scholes	Volatility	52.5%	Increase
Corporate Bonds	$1,396,265	Market approach	Transaction price	$100.00	Increase
Bank Loan Obligations	$90,917,868	Market approach	Transaction price	$96.33 - $99.50 / $97.20	Increase
		Indicative market price	Evaluated bid	$76.00 - $100.00 / $93.91	Increase
		Discounted cash flow	Yield	14.4%	Decrease
Other	$30,789	Recovery value	Recovery value	$0.67	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation.   Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 33,631,057
Gross unrealized depreciation	(198,816,164)
Net unrealized appreciation (depreciation)	$ (165,185,107)
Tax Cost	$2,634,793,582

The tax-based components of distributable earnings as of period end were as follows:
Capital loss carryforward	$ (81,081,428)
Net unrealized appreciation (depreciation) on securities and other investments	$ (165,185,107)
Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(9,566,939)
Long-term	(71,514,489)
Total capital loss carryforward	$(81,081,428)

The tax character of distributions paid was as follows:

	September 30, 2022	September 30, 2021
Ordinary Income	$144,286,030	$87,902,022

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity Floating Rate Central Fund	Fidelity Direct Lending Fund, LP	$15,845,652

LIBOR Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not expect the adoption of ASU 2020-04 to have a material impact on the Fund's financial statements.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Floating Rate Central Fund	1,120,258,820	1,171,011,424
6. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Floating Rate Central Fund	$ 133

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Floating Rate Central Fund	$ 747	$ -	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,603.
9. Other.
A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Floating Rate Central Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Floating Rate Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)
DIRECTORS AND OFFICERS (TRUSTEES AND OFFICERS)
The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 316 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2004
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period- C April 1, 2022 to September 30, 2022

Fidelity® Floating Rate Central Fund	0.0004%
Actual		$ 1,000	$ 971.30	$- D
Hypothetical- B		$ 1,000	$ 1,025.07	$- D

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than $.005.

Distributions   (Unaudited)
The dividend distribution for the fund(s) is available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $79,891,576 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $95,240,426 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Floating Rate Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.814672.117
FR1-ANN-1122
Fidelity® International Equity Central Fund

Annual Report
September 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended September 30, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Equity Central Fund	-27.21%	1.14%	4.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Equity Central Fund on September 30, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World ex USA Index performed over the same period.

Management's Discussion of Fund Performance

Market Recap:
International equities returned -25.05% for the 12 months ending September 30, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks tumbling. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this dynamic backdrop, the index returned -26.40% year to date through September. For the full 12 months, Japan (-29%), emerging markets (-28%) and Europe ex U.K. (-27%) notably lagged. Conversely, Canada (-12%) and the U.K. (-13%) held up best. By sector, information technology (-39%) fared worst. The consumer discretionary and communication services sectors (-32% each) also trailed the broader market. In sharp contrast, energy returned -4% amid elevated prices for oil and natural gas. The defensive utilities (-15%) and consumer staples (-16%) sectors also outperformed, as did financials (-18%).
Comments from Co-Managers Adarsh Bala, Ashley Fernandes and James Hancock:
For the fiscal year ending September 30, 2022, the fund returned -27.21%, underperforming the -23.74% return of the MSCI World ex USA (Linked 10/1/2015) Index, as well as the broad-based MSCI World ex US (Net MA) Index. By region, stock picks in the U.K. and positioning in the rest of Europe and Japan detracted from the fund's relative result. By sector, the primary detractor from performance versus the benchmark was our security selection in health care. An overweighting in the information technology sector, especially within the software & services industry, also hindered the fund's relative result. Also hurting our result was security selection and an overweighting in industrials. Not owning BHP, a benchmark component that gained roughly 16%, was the largest individual relative detractor. An underweighting in Shell, which gained 17%, also detracted. Shell was not held at period end. Also holding back performance was our lighter-than-benchmark stake in Novo-Nordisk, which gained 5%. This was an investment we established the past 12 months. Conversely, stock picks in Canada and a non-benchmark allocation to the U.S. contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock selection in information technology. Stock picks and an underweighting in real estate, and an underweighting in communication services, also boosted the fund's relative result. Lastly, the fund's position in cash was a notable contributor. The biggest individual relative contributor was an overweight position in Rheinmetall AG (+58%). Also adding value was our lighter-than-benchmark stake in Shopify, which returned about -80%. Another notable relative contributor was an overweighting in Compass Group (-1%), which was one of our biggest holdings as of September 30. Notable changes in regional positioning include increased exposure to France and a lower allocation to Netherlands.
Notes to shareholders: On July 28, 2022, Anna Piralkova assumed co-management responsibilities for the fund. On October 31, 2022, Christopher Bartoli assumed co-management responsibilities for the fund, succeeding Masaki Nakamura.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary September 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	3.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.4
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	2.0
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.0
Diageo PLC (United Kingdom, Beverages)	1.9
Compass Group PLC (United Kingdom, Hotels, Restaurants & Leisure)	1.5
AIA Group Ltd. (Hong Kong, Insurance)	1.5
Hoya Corp. (Japan, Health Care Equipment & Supplies)	1.3
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	1.3
19.8

Market Sectors (% of Fund's net assets)

Financials	20.5
Industrials	17.9
Health Care	12.9
Consumer Discretionary	11.1
Information Technology	10.8
Consumer Staples	8.8
Materials	6.2
Energy	4.8
Communication Services	2.2
Real Estate	1.7
Utilities	1.5

Asset Allocation (% of Fund's net assets)

Foreign investments - 93.5%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments September 30, 2022
Showing Percentage of Net Assets
Common Stocks - 98.3%
	Shares	Value ($)
Australia - 1.1%
Arena (REIT) unit	1,648,058	3,510,420
Commonwealth Bank of Australia	282,164	16,370,099
Macquarie Group Ltd.	67,508	6,595,541
South32 Ltd.	1,371,068	3,254,792
Treasury Wine Estates Ltd.	367,974	2,958,658
Whitehaven Coal Ltd.	329,435	1,898,615
TOTAL AUSTRALIA		34,588,125
Bailiwick of Jersey - 2.1%
Experian PLC	830,384	24,307,496
Ferguson PLC (a)	194,700	20,196,081
Glencore PLC	4,197,000	22,055,307
WPP PLC	340,240	2,808,747
TOTAL BAILIWICK OF JERSEY		69,367,631
Belgium - 1.1%
Anheuser-Busch InBev SA NV	95,200	4,312,240
Azelis Group NV	209,349	4,656,857
KBC Group NV	388,762	18,448,307
Kinepolis Group NV (a)	29,880	1,107,389
UCB SA	53,300	3,698,906
Warehouses de Pauw	92,500	2,271,856
TOTAL BELGIUM		34,495,555
Bermuda - 0.3%
Hiscox Ltd.	1,026,619	10,072,435
Canada - 6.5%
Aritzia, Inc. (a)	53,481	1,757,341
Boardwalk (REIT) (b)	82,200	2,752,794
Brookfield Asset Management, Inc. (Canada) Class A	121,100	4,954,111
Brookfield Renewable Corp.	57,080	1,865,270
Cameco Corp.	55,340	1,468,682
Canadian Natural Resources Ltd.	330,453	15,382,146
Canadian Pacific Railway Ltd.	285,100	19,031,434
Constellation Software, Inc.	23,000	32,003,526
E3 Lithium Ltd. (a)	121,600	199,828
Emera, Inc.	67,430	2,728,246
Enbridge, Inc.	57,693	2,139,237
First Quantum Minerals Ltd.	772,000	13,105,585
Fortis, Inc. (b)	67,890	2,579,265
GFL Environmental, Inc.	33,660	850,668
Gibson Energy, Inc. (b)	114,911	1,827,629
Hydro One Ltd. (c)	64,040	1,566,056
Imperial Oil Ltd.	275,178	11,914,718
Intact Financial Corp.	95,700	13,543,557
MEG Energy Corp. (a)	522,548	5,848,331
Methanex Corp.	60,700	1,933,471
Nutrien Ltd.	111,600	9,307,069
Royal Bank of Canada (b)	245,000	22,058,602
Shopify, Inc. Class A (a)(b)	128,110	3,451,283
The Toronto-Dominion Bank	234,700	14,394,458
TMX Group Ltd.	135,100	12,426,833
Topicus.Com, Inc. (a)	26,781	1,287,721
Tourmaline Oil Corp.	185,645	9,648,137
Waste Connections, Inc. (United States) (a)	12,850	1,736,421
Wheaton Precious Metals Corp.	105,100	3,403,282
TOTAL CANADA		215,165,701
Cayman Islands - 0.4%
CK Asset Holdings Ltd.	930,588	5,586,681
HKBN Ltd.	3,452,180	2,656,881
JD.com, Inc. Class A	3,695	93,218
Sea Ltd. ADR (a)	52,310	2,931,976
Tencent Holdings Ltd.	88,410	2,986,164
TOTAL CAYMAN ISLANDS		14,254,920
Denmark - 1.9%
Ascendis Pharma A/S sponsored ADR (a)	10,500	1,084,230
Carlsberg A/S Series B	36,100	4,221,409
Chr. Hansen Holding A/S	84,000	4,137,777
DSV A/S	326,800	38,283,808
GN Store Nord A/S	109,600	1,919,801
Novo Nordisk A/S Series B	32,400	3,227,617
Novozymes A/S Series B	107,200	5,387,027
ORSTED A/S (c)	35,370	2,819,016
TOTAL DENMARK		61,080,685
Finland - 1.3%
Elisa Corp. (A Shares)	96,830	4,387,275
Nordea Bank ABP	3,116,900	26,675,144
Sampo Oyj (A Shares)	263,900	11,266,321
TOTAL FINLAND		42,328,740
France - 14.1%
Air Liquide SA	283,560	32,410,657
ALTEN	139,400	15,318,642
Antin Infrastructure Partners SA	196,800	4,100,029
ARGAN SA	12,216	944,874
AXA SA	376,400	8,217,910
BNP Paribas SA	689,400	29,119,745
Capgemini SA	194,500	31,139,557
Dassault Systemes SA	111,700	3,856,451
Edenred SA	543,500	25,039,455
Engie SA	300,120	3,454,348
EssilorLuxottica SA	190,982	25,958,814
Hermes International SCA	6,000	7,056,723
L'Oreal SA	26,000	8,313,294
Legrand SA	168,300	10,882,126
LVMH Moet Hennessy Louis Vuitton SE	136,145	80,267,661
Pernod Ricard SA	214,200	39,295,874
Safran SA	223,900	20,372,607
Sanofi SA	242,655	18,477,333
Sartorius Stedim Biotech	23,900	7,331,009
Teleperformance	99,600	25,266,909
TotalEnergies SE (b)	1,389,179	65,172,755
Veolia Environnement SA	116,980	2,235,743
Worldline SA (a)(c)	44,100	1,743,084
TOTAL FRANCE		465,975,600
Germany - 8.1%
Allianz SE	120,900	19,045,906
Bayer AG	211,500	9,744,766
Brenntag SE	335,000	20,251,418
Covestro AG (c)	72,700	2,078,614
Deutsche Borse AG	213,000	34,916,400
Deutsche Post AG	515,831	15,546,969
Deutsche Telekom AG	602,700	10,258,963
E.ON SE	186,710	1,434,451
Evonik Industries AG	144,500	2,420,034
Hannover Reuck SE	131,200	19,667,572
LEG Immobilien AG	32,999	1,969,698
Linde PLC (a)(b)	29,812	8,071,081
Mercedes-Benz Group AG (Germany)	216,900	10,967,987
Merck KGaA	233,500	37,799,161
Rheinmetall AG	85,598	13,179,306
RWE AG	115,480	4,244,584
SAP SE	108,059	8,806,286
Siemens AG	185,250	18,106,868
Siemens Healthineers AG (c)	578,000	24,793,602
Symrise AG	35,100	3,422,685
TOTAL GERMANY		266,726,351
Hong Kong - 1.9%
AIA Group Ltd.	5,764,200	47,992,194
Chervon Holdings Ltd.	269,100	1,020,037
Hang Seng Bank Ltd.	240,000	3,646,201
Hong Kong Exchanges and Clearing Ltd.	202,100	6,908,266
Sino Land Ltd.	1,432,000	1,883,549
TOTAL HONG KONG		61,450,247
Hungary - 0.2%
Richter Gedeon PLC	465,700	7,983,520
India - 0.8%
HDFC Bank Ltd. (a)	1,558,400	26,943,668
Indonesia - 0.1%
PT Bank Central Asia Tbk	4,998,200	2,806,410
Ireland - 2.2%
Bank of Ireland Group PLC	1,275,500	8,181,039
Flutter Entertainment PLC (a)	83,041	9,111,907
ICON PLC (a)	87,900	16,154,262
Irish Residential Properties REIT PLC	1,427,785	1,602,302
Kingspan Group PLC (Ireland)	291,100	13,115,387
Linde PLC	95,400	25,718,886
TOTAL IRELAND		73,883,783
Italy - 1.6%
Enel SpA	1,030,856	4,227,773
FinecoBank SpA	1,280,800	15,818,515
GVS SpA (a)(c)	115,000	671,617
Moncler SpA	249,100	10,169,390
Prada SpA	968,300	4,490,387
Recordati SpA	453,800	16,608,408
TOTAL ITALY		51,986,090
Japan - 13.9%
Advance Residence Investment Corp.	1,116	2,733,518
Bandai Namco Holdings, Inc.	66,800	4,353,793
BayCurrent Consulting, Inc.	15,900	4,136,219
Capcom Co. Ltd.	445,600	11,206,965
Credit Saison Co. Ltd.	150,800	1,762,963
Daiichi Sankyo Kabushiki Kaisha	384,300	10,741,518
Daiichikosho Co. Ltd.	112,390	3,160,556
DENSO Corp.	97,300	4,427,678
Dip Corp.	106,490	2,704,006
Eisai Co. Ltd.	95,500	5,113,173
Fast Retailing Co. Ltd.	10,100	5,353,216
FUJIFILM Holdings Corp.	386,700	17,658,400
Fujitsu Ltd.	32,700	3,585,621
Hitachi Ltd.	526,100	22,224,662
Hoya Corp.	462,200	44,326,235
Itochu Corp.	613,200	14,833,229
JEOL Ltd.	38,400	1,261,604
JTOWER, Inc. (a)	299,990	13,555,825
Kansai Electric Power Co., Inc.	225,620	1,889,390
KDDI Corp.	204,730	5,985,543
Keyence Corp.	27,200	9,002,142
Lifenet Insurance Co. (a)	302,100	1,886,951
Minebea Mitsumi, Inc.	833,100	12,312,588
Misumi Group, Inc.	349,700	7,538,617
Mitsubishi Estate Co. Ltd.	419,500	5,527,406
Mitsubishi UFJ Financial Group, Inc.	1,925,700	8,723,667
Money Forward, Inc. (a)	162,100	3,449,651
Olympus Corp.	1,572,200	30,182,807
ORIX Corp.	568,600	7,969,357
Persol Holdings Co. Ltd.	1,294,852	23,932,351
Recruit Holdings Co. Ltd.	76,300	2,197,871
Relo Group, Inc.	481,400	7,324,278
Renesas Electronics Corp. (a)	1,000,700	8,389,108
Shin-Etsu Chemical Co. Ltd.	63,100	6,244,175
SMC Corp.	39,000	15,871,845
SoftBank Group Corp.	242,006	8,201,853
Sony Group Corp.	651,200	41,946,700
Suzuki Motor Corp.	286,200	8,861,067
TIS, Inc.	502,300	13,309,753
Tokio Marine Holdings, Inc.	601,200	10,654,861
Tokyo Electron Ltd.	78,800	19,415,920
Toyota Motor Corp.	1,520,500	19,873,625
Z Holdings Corp.	1,319,590	3,497,791
TOTAL JAPAN		457,328,498
Luxembourg - 0.6%
B&M European Value Retail SA	1,334,676	4,539,549
Eurofins Scientific SA	236,300	14,027,791
TOTAL LUXEMBOURG		18,567,340
Multi-National - 0.0%
HK Electric Investments & HK Electric Investments Ltd. unit	1,169,190	819,436
Netherlands - 6.4%
Airbus Group NV	208,100	17,938,299
Argenx SE ADR (a)	12,900	4,554,345
ASM International NV (Netherlands)	61,500	13,770,286
ASML Holding NV (Netherlands)	155,178	64,286,997
Elastic NV (a)	17,000	1,219,580
Euronext NV (c)	174,140	11,020,663
Expro Group Holdings NV (a)	117,400	1,495,676
Ferrari NV (Italy) (a)	31,400	5,814,837
Heineken NV (Bearer)	105,700	9,230,895
IMCD NV	171,300	20,309,599
ING Groep NV (Certificaten Van Aandelen)	1,302,200	11,157,806
Koninklijke DSM NV	53,000	6,030,900
NXP Semiconductors NV	19,400	2,861,694
Prosus NV	125,000	6,503,328
Universal Music Group NV	226,040	4,233,741
Wolters Kluwer NV	329,600	32,094,343
TOTAL NETHERLANDS		212,522,989
Norway - 0.5%
Aker Solutions ASA	393,478	1,368,036
Equinor ASA	340,083	11,215,506
Norsk Hydro ASA	479,400	2,572,425
Schibsted ASA (B Shares)	177,690	2,218,919
TOTAL NORWAY		17,374,886
Singapore - 0.4%
Parkway Life REIT	511,848	1,511,043
United Overseas Bank Ltd.	579,305	10,551,519
Wing Tai Holdings Ltd.	2,064,300	2,184,673
TOTAL SINGAPORE		14,247,235
Spain - 2.0%
Amadeus IT Holding SA Class A (a)	532,649	24,695,016
Banco Santander SA (Spain)	4,436,700	10,323,762
CaixaBank SA	4,367,500	14,067,175
Cellnex Telecom SA (c)	198,381	6,119,377
EDP Renovaveis SA	98,830	2,032,950
Iberdrola SA	778,521	7,259,073
TOTAL SPAIN		64,497,353
Sweden - 3.1%
AddTech AB (B Shares)	606,127	7,962,483
ASSA ABLOY AB (B Shares)	274,695	5,146,701
Atlas Copco AB (A Shares)	1,982,300	18,424,204
Ericsson (B Shares)	492,911	2,881,288
Evolution AB (c)	40,600	3,209,331
Haypp Group (a)	353,000	709,212
Hexagon AB (B Shares)	2,490,600	23,260,048
Indutrade AB	964,189	15,639,109
Investor AB (B Shares)	81,500	1,189,185
Kry International AB (a)(d)(e)	527	96,965
Nordnet AB	334,651	3,789,436
Sandvik AB	988,500	13,474,794
Swedish Match Co. AB	647,100	6,400,940
TOTAL SWEDEN		102,183,696
Switzerland - 10.8%
Coca-Cola HBC AG	278,200	5,812,955
Compagnie Financiere Richemont SA Series A	354,150	33,430,140
Julius Baer Group Ltd.	341,600	14,907,103
Lonza Group AG	25,680	12,503,368
Nestle SA (Reg. S)	1,022,518	110,592,811
Novartis AG	38,180	2,910,728
Partners Group Holding AG	18,820	15,146,046
Roche Holding AG (participation certificate)	251,590	81,900,790
Sika AG	120,094	24,137,903
Sonova Holding AG	81,336	17,898,880
UBS Group AG	679,050	9,851,634
Zurich Insurance Group Ltd.	65,350	26,051,832
TOTAL SWITZERLAND		355,144,190
Taiwan - 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,246,000	16,479,366
United Kingdom - 11.5%
Anglo American PLC (United Kingdom)	287,580	8,634,826
AstraZeneca PLC (United Kingdom)	254,300	27,955,067
Aviva PLC	1,382,352	5,928,690
BAE Systems PLC	1,442,111	12,670,999
Beazley PLC	1,172,200	7,307,040
BP PLC	639,800	3,057,215
Bridgepoint Group Holdings Ltd. (c)	924,956	1,918,952
Compass Group PLC	2,520,183	50,182,950
Cranswick PLC	38,778	1,151,973
Croda International PLC	39,100	2,792,679
Dechra Pharmaceuticals PLC	371,200	10,780,011
Deliveroo PLC Class A (a)(c)	2,418,600	2,273,672
Diageo PLC	1,450,294	61,047,991
Diploma PLC	183,468	4,714,282
Grainger Trust PLC	745,207	1,898,188
Hotel Chocolat Group Ltd. (a)	1,226,271	1,638,328
Informa PLC	593,910	3,394,731
JD Sports Fashion PLC	5,123,600	5,644,562
John Wood Group PLC (a)	8,047,000	11,364,129
Lloyds Banking Group PLC	30,454,600	13,765,112
Mondi PLC	159,247	2,446,423
National Grid PLC	418,610	4,309,218
Prudential PLC	1,240,360	12,140,191
Reckitt Benckiser Group PLC	221,180	14,660,142
RELX PLC (London Stock Exchange)	1,776,309	43,405,444
Rentokil Initial PLC	3,405,500	18,050,776
Rio Tinto PLC	106,300	5,751,455
RS GROUP PLC	1,068,619	11,407,385
SSE PLC	158,950	2,684,030
St. James's Place PLC	917,500	10,448,668
Supreme PLC	2,049,900	1,688,698
Unilever PLC (Netherlands)	212,362	9,347,396
WH Smith PLC (a)	424,200	5,592,895
TOTAL UNITED KINGDOM		380,054,118
United States of America - 4.9%
Airbnb, Inc. Class A (a)	11,300	1,186,952
Ares Management Corp.	94,500	5,854,275
CBRE Group, Inc. (a)	217,100	14,656,421
Constellation Brands, Inc. Class A (sub. vtg.)	21,800	5,007,024
Equifax, Inc.	58,500	10,028,655
Hess Corp.	59,993	6,538,637
Intercontinental Exchange, Inc.	167,000	15,088,450
Kosmos Energy Ltd. (a)	1,038,534	5,369,221
Marsh & McLennan Companies, Inc.	181,500	27,096,135
Moody's Corp.	57,800	14,051,758
NextEra Energy Partners LP	19,400	1,402,814
NextEra Energy, Inc.	21,760	1,706,202
NICE Ltd. sponsored ADR (a)	20,852	3,925,180
Philip Morris International, Inc.	74,200	6,159,342
Pool Corp.	10,300	3,277,563
ResMed, Inc.	28,800	6,287,040
S&P Global, Inc.	69,366	21,180,908
The AES Corp.	59,630	1,347,638
Thermo Fisher Scientific, Inc.	23,400	11,868,246
TOTAL UNITED STATES OF AMERICA		162,032,461
TOTAL COMMON STOCKS (Cost $3,387,884,780)		3,240,361,029

Nonconvertible Preferred Stocks - 0.1%
	Shares	Value ($)
Germany - 0.1%
Volkswagen AG	34,400	4,203,404
Sweden - 0.0%
Kry International AB Series E (a)(d)(e)	3,043	559,896
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,476,389)		4,763,300

Money Market Funds - 2.8%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	37,274,734	37,282,189
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	55,229,630	55,235,153
TOTAL MONEY MARKET FUNDS (Cost $92,517,341)		92,517,342

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $3,486,878,510)	3,337,641,671
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(39,576,948)
NET ASSETS - 100.0%	3,298,064,723

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $58,213,984 or 1.8% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $656,861 or 0.0% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Kry International AB	5/14/21	228,879
Kry International AB Series E	5/14/21	1,391,178
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	74,387,739	1,808,522,813	1,845,628,363	708,272	-	-	37,282,189	0.1%
Fidelity Securities Lending Cash Central Fund 3.10%	39,666,680	473,907,964	458,339,491	291,134	-	-	55,235,153	0.2%
Total	114,054,419	2,282,430,777	2,303,967,854	999,406	-	-	92,517,342

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation

The following is a summary of the inputs used, as of September 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	75,156,871	17,299,497	57,857,374	-
Consumer Discretionary	363,966,637	29,217,610	334,749,027	-
Consumer Staples	290,151,272	14,125,024	276,026,248	-
Energy	155,708,670	63,531,029	92,177,641	-
Financials	678,003,402	209,246,788	468,756,614	-
Health Care	431,134,218	128,815,462	302,318,756	-
Industrials	597,030,258	132,884,675	464,145,583	-
Information Technology	351,492,916	88,168,930	262,667,125	656,861
Materials	195,516,881	53,668,121	141,848,760	-
Real Estate	56,357,701	34,673,147	21,684,554	-
Utilities	50,605,503	15,084,881	35,520,622	-

Money Market Funds	92,517,342	92,517,342	-	-
Total Investments in Securities:	3,337,641,671	879,232,506	2,457,752,304	656,861
Financial Statements
Statement of Assets and Liabilities
			September 30, 2022

Assets
Investment in securities, at value (including securities loaned of $53,079,911) - See accompanying schedule:	$
Unaffiliated issuers (cost $3,394,361,169)		$3,245,124,329
Fidelity Central Funds (cost $92,517,341)		92,517,342

Total Investment in Securities (cost $3,486,878,510)			$3,337,641,671
Cash			4,944,525
Foreign currency held at value (cost $574,121)			572,843
Receivable for investments sold			9,360,587
Receivable for fund shares sold			11,735
Dividends receivable			5,740,635
Reclaims receivable			9,293,324
Distributions receivable from Fidelity Central Funds			136,950
Other receivables			1,470
Total assets			3,367,703,740
Liabilities
Payable for investments purchased		$11,376,844
Payable for fund shares redeemed		2,604,103
Other payables and accrued expenses		422,917
Collateral on securities loaned		55,235,153
Total Liabilities			69,639,017
Net Assets			$3,298,064,723
Net Assets consist of:
Paid in capital			$3,573,254,765
Total accumulated earnings (loss)			(275,190,042)
Net Assets			$3,298,064,723
Net Asset Value , offering price and redemption price per share ($3,298,064,723 ÷ 45,902,946 shares)			$71.85

Statement of Operations
		Year ended September 30, 2022
Investment Income
Dividends		$93,411,226
Foreign Tax Reclaims		4,808,469
Interest		23,365
Income from Fidelity Central Funds (including $291,134 from security lending)		999,406
Income before foreign taxes withheld		99,242,466
Less foreign taxes withheld		(13,951,091)
Total Income		85,291,375
Expenses
Custodian fees and expenses	177,452
Independent trustees' fees and expenses	12,913
Miscellaneous	33
Total Expenses		190,398
Net Investment income (loss)		85,100,977
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $679,701)	(109,093,632)
Foreign currency transactions	(1,429,127)
Futures contracts	(6,620,605)
Total net realized gain (loss)		(117,143,364)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,083,084)	(1,139,136,179)
Assets and liabilities in foreign currencies	(1,395,248)
Futures contracts	616,166
Total change in net unrealized appreciation (depreciation)		(1,139,915,261)
Net gain (loss)		(1,257,058,625)
Net increase (decrease) in net assets resulting from operations		$(1,171,957,648)

Statement of Changes in Net Assets

	Year ended September 30, 2022	Year ended September 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$85,100,977	$62,641,368
Net realized gain (loss)	(117,143,364)	269,754,017
Change in net unrealized appreciation (depreciation)	(1,139,915,261)	506,860,201
Net increase (decrease) in net assets resulting from operations	(1,171,957,648)	839,255,586
Distributions to shareholders	(301,411,089)	(58,312,100)
Affiliated share transactions
Proceeds from sales of shares	1,136,288,448	529,663,856
Reinvestment of distributions	301,411,089	58,312,100
Cost of shares redeemed	(456,223,837)	(599,890,195)
Net increase (decrease) in net assets resulting from share transactions	981,475,700	(11,914,239)
Total increase (decrease) in net assets	(491,893,037)	769,029,247

Net Assets
Beginning of period	3,789,957,760	3,020,928,513
End of period	$3,298,064,723	$3,789,957,760

Other Information
Shares
Sold	12,769,516	5,192,192
Issued in reinvestment of distributions	3,029,094	568,317
Redeemed	(5,354,221)	(6,000,356)
Net increase (decrease)	10,444,389	(239,847)

Financial Highlights
Fidelity® International Equity Central Fund

Years ended September 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$106.88	$84.62	$77.92	$84.55	$87.45
Income from Investment Operations
Net investment income (loss) A,B	2.07	1.80	1.40	2.23	2.30
Net realized and unrealized gain (loss)	(28.91)	22.17	6.94	(3.09)	(.27)
Total from investment operations	(26.84)	23.97	8.34	(.86)	2.03
Distributions from net investment income	(2.25)	(1.71)	(1.39)	(2.12)	(2.34)
Distributions from net realized gain	(5.94)	-	(.25)	(3.65)	(2.60)
Total distributions	(8.19)	(1.71)	(1.64)	(5.77)	(4.93) C
Net asset value, end of period	$71.85	$106.88	$84.62	$77.92	$84.55
Total Return	(27.21)%	28.42%	10.91%	(.21)%	2.30%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.25%	1.79%	1.77%	2.93%	2.63%
Supplemental Data
Net assets, end of period (000 omitted)	$3,298,065	$3,789,958	$3,020,929	$2,432,786	$2,645,061
Portfolio turnover rate F	38%	52%	81%	70%	53%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended September 30, 2022

1. Organization.
Fidelity International Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 335,849,058
Gross unrealized depreciation	(508,769,060)
Net unrealized appreciation (depreciation)	$(172,920,002)
Tax Cost	$3,510,561,673

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,196,009
Net unrealized appreciation (depreciation) on securities and other investments	$(174,143,125)

The Fund intends to elect to defer to its next fiscal year $107,875,546 of capital losses recognized during the period November 1, 2021 to September 30, 2022.

The tax character of distributions paid was as follows:

	September 30, 2022	September 30, 2021
Ordinary Income	$ 146,442,802	$ 58,312,100
Long-term Capital Gains	154,968,287	-
Total	$ 301,411,089	$58,312,100

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Equity Central Fund	2,168,752,064	1,379,339,635
6. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Equity Central Fund	$2,253

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.   Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Equity Central Fund	80,016,049	34,918,666	(5,673,220)

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Equity Central Fund	$30,638	$-	$-
8. Other.
A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity International Equity Central Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity International Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 11, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)
DIRECTORS AND OFFICERS (TRUSTEES AND OFFICERS)
The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 316 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2004
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period- C April 1, 2022 to September 30, 2022

Fidelity® International Equity Central Fund	.0064%
Actual		$ 1,000	$ 764.30	$ .03
Hypothetical- B		$ 1,000	$ 1,025.04	$ .03

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2022, $3,468,545, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.96% of the short-term capital gain dividends distributed in December, during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 4% of the dividends distributed in June and September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 24%, 100%, and 100% of the dividends distributed in December, June and September, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $2.0378 and $0.2112 for the dividend paid December 13, 2021.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.   The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.   The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.   The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

1.859208.114
INTCEN-ANN-1122
Fidelity® Emerging Markets Equity Central Fund

Annual Report
September 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended September 30, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Markets Equity Central Fund	-32.96%	-1.40%	2.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Equity Central Fund on September 30, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International equities returned -25.05% for the 12 months ending September 30, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks tumbling. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this dynamic backdrop, the index returned -26.40% year to date through September. For the full 12 months, Japan (-29%), emerging markets (-28%) and Europe ex U.K. (-27%) notably lagged. Conversely, Canada (-12%) and the U.K. (-13%) held up best. By sector, information technology (-39%) fared worst. The consumer discretionary and communication services sectors (-32% each) also trailed the broader market. In sharp contrast, energy returned -4% amid elevated prices for oil and natural gas. The defensive utilities (-15%) and consumer staples (-16%) sectors also outperformed, as did financials (-18%).
Comments from Co-Managers Priyanshu Bakshi, Di Chen and Gregory Lee:
For the fiscal year ending September 30, 2022, the fund returned -32.96%, underperforming the -28.10% return of the Fidelity Emerging Markets Equity Central Fund Linked Index, as well as the broad-based MSCI Emerging Markets Net MA Index. By region, stock picks in Emerging Europe, specifically Russia, and Emerging Asia detracted from the fund's relative result. Versus the benchmark, security selection was the primary detractor, especially within communication services. Weak picks in the financials sector, especially within the banks industry, also hurt. Also hindering performance were stock picks in information technology. The biggest individual relative detractor was an overweight position in Yandex (-96%). Another notable detractor was an outsized stake in TCS Group (-99%). The fund's stake in Sea Limited returned roughly -81%. We increased our non-benchmark investment in the company the past year. Conversely, an overweighting in Latin America and stock picks in the Middle East, specifically Saudi Arabia, contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock selection in industrials, especially within the transportation industry. Also bolstering the fund's relative performance was stock selection and an overweighting in materials and consumer staples. Lastly, the fund's position in cash was a notable contributor. The biggest individual relative contributor was an overweight position in Soc Quimica Y Minera de Chile (+81%). Also boosting value was our overweighting in Pinduoduo, which returned roughly -29%. We added to our position the past 12 months. Another notable relative contributor was an outsized stake in Tsingtao Brewery (+23%). Notable changes in regional positioning include increased exposure to Brazil and India. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to communication services.

Note to shareholders: On January 28, 2022, Steven Kaye came off of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary September 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.9
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	3.9
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	2.9
HDFC Bank Ltd. (India, Banks)	2.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.9
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.8
China Construction Bank Corp. (H Shares) (China, Banks)	1.7
Pinduoduo, Inc. ADR (Cayman Islands, Internet & Direct Marketing Retail)	1.6
Infosys Ltd. sponsored ADR (India, IT Services)	1.3
28.5

Market Sectors (% of Fund's net assets)

Financials	21.7
Information Technology	18.9
Consumer Discretionary	15.5
Materials	8.7
Communication Services	8.2
Consumer Staples	6.4
Industrials	5.7
Energy	4.8
Health Care	3.5
Utilities	3.2
Real Estate	1.5

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments September 30, 2022
Showing Percentage of Net Assets
Common Stocks - 94.6%
	Shares	Value ($)
Belgium - 0.3%
Titan Cement International Trading SA	426,700	4,535,134
Bermuda - 1.4%
China Gas Holdings Ltd.	3,479,200	4,161,317
Credicorp Ltd. (United States)	78,909	9,690,025
Huanxi Media Group Ltd. (a)	9,539,702	1,263,246
Kerry Properties Ltd.	931,000	1,764,775
Kunlun Energy Co. Ltd.	5,968,000	4,295,321
Pacific Basin Shipping Ltd.	4,901,000	1,513,352
Shangri-La Asia Ltd. (a)	1,970,000	1,368,027
TOTAL BERMUDA		24,056,063
Brazil - 4.5%
Arezzo Industria e Comercio SA	203,990	3,721,423
Atacadao SA	2,989,400	10,712,153
Dexco SA	2,211,480	3,833,147
ENGIE Brasil Energia SA	540,400	3,857,889
Equatorial Energia SA	1,041,900	5,195,642
Localiza Rent A Car SA	1,038,540	11,761,270
Localiza Rent A Car SA rights 10/31/22 (a)	3,186	6,497
LOG Commercial Properties e Participacoes SA	411,600	1,888,476
Lojas Renner SA	889,214	4,590,842
Rede D'Oregon Sao Luiz SA (b)	683,177	3,763,942
Rumo SA	1,986,200	6,804,337
Suzano Papel e Celulose SA	617,700	5,095,637
Transmissora Alianca de Energia Eletrica SA unit	533,400	3,851,424
Vale SA sponsored ADR	1,138,815	15,169,016
TOTAL BRAZIL		80,251,695
Canada - 0.9%
Barrick Gold Corp. (a)	1,011,500	15,678,250
Cayman Islands - 21.8%
Akeso, Inc. (a)(b)	436,737	1,195,575
Alibaba Group Holding Ltd. (a)	5,114,298	51,037,313
Alibaba Group Holding Ltd. sponsored ADR (a)	22,094	1,767,299
Angelalign Technology, Inc. (b)(c)	76,878	733,529
Ant International Co. Ltd. Class C (a)(d)(e)	436,400	754,972
Antengene Corp. (a)(b)	1,228,860	538,345
Archosaur Games, Inc. (a)(b)	223,857	79,791
Baidu, Inc. sponsored ADR (a)	26,732	3,140,743
BeiGene Ltd. ADR (a)	3,253	438,569
Bilibili, Inc. ADR (a)(c)	439,663	6,735,637
BizLink Holding, Inc.	218,000	1,921,716
Chailease Holding Co. Ltd.	2,551,038	14,631,189
China Resources Land Ltd.	599,000	2,346,215
CK Asset Holdings Ltd.	205,500	1,233,696
Daqo New Energy Corp. ADR (a)	8,261	438,494
ENN Energy Holdings Ltd.	567,700	7,569,247
ESR Group Ltd. (a)(b)	581,200	1,461,933
GDS Holdings Ltd.:
ADR (a)(c)	37,500	662,250
Class A (a)	138,576	304,890
GlobalFoundries, Inc.	24,875	1,202,706
Greentown China Holdings Ltd.	470,000	882,119
Haitian International Holdings Ltd.	1,464,000	2,770,459
Hansoh Pharmaceutical Group Co. Ltd. (b)	1,784,285	2,816,715
Innovent Biologics, Inc. (a)(b)	717,332	2,204,588
Jacobio Pharmaceuticals Group Co. Ltd. (a)(b)	1,563,194	836,724
JD Health International, Inc. (a)(b)	210,384	1,198,420
JD.com, Inc.:
Class A	592,358	14,944,116
sponsored ADR	146,377	7,362,763
KE Holdings, Inc. ADR (a)	68,700	1,203,624
Kuaishou Technology Class B (a)(b)	365,060	2,341,550
Li Auto, Inc. Class A (a)	3	35
Li Ning Co. Ltd.	2,085,373	15,823,568
Longfor Properties Co. Ltd. (b)	467,037	1,338,785
Medlive Technology Co. Ltd. (b)	920,914	1,049,298
Meituan Class B (a)(b)	1,507,689	31,686,284
NetEase, Inc. ADR	134,844	10,194,206
NIO, Inc. sponsored ADR (a)	62,800	990,356
PagSeguro Digital Ltd. (a)	1,151,227	15,230,733
Parade Technologies Ltd.	66,146	1,230,623
Pinduoduo, Inc. ADR (a)	439,685	27,515,487
Sea Ltd. ADR (a)	293,658	16,459,531
Silergy Corp.	268,203	3,548,506
StoneCo Ltd. Class A (a)	442,837	4,220,237
Sunny Optical Technology Group Co. Ltd.	155,702	1,479,733
Tencent Holdings Ltd.	2,043,844	69,033,527
Tencent Music Entertainment Group ADR (a)	187,439	761,002
Tongdao Liepin Group (a)	719,595	666,880
Trip.com Group Ltd. ADR (a)	487,414	13,311,276
Uni-President China Holdings Ltd.	3,829,400	3,208,701
Wuxi Biologics (Cayman), Inc. (a)(b)	1,534,061	9,132,029
Xiaomi Corp. Class B (a)(b)	326,598	369,830
Xinyi Solar Holdings Ltd.	1,883,095	1,977,507
XP, Inc. Class A (a)	729,783	13,873,175
XPeng, Inc. ADR (a)(c)	358,605	4,285,330
Zai Lab Ltd. (a)	946,201	3,221,227
Zai Lab Ltd. ADR (a)	3,440	117,648
TOTAL CAYMAN ISLANDS		385,480,701
Chile - 1.3%
Banco de Chile	105,380,200	9,271,838
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	151,165	13,718,224
TOTAL CHILE		22,990,062
China - 8.0%
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (b)	60,793	769,731
Bafang Electric Suzhou Co. Ltd. (A Shares)	71,252	1,176,119
Beijing Enlight Media Co. Ltd. (A Shares)	1,661,299	1,657,564
BYD Co. Ltd. (H Shares)	125,895	3,101,494
C&S Paper Co. Ltd. (A Shares)	1,548,400	2,215,108
China Communications Services Corp. Ltd. (H Shares)	6,452,000	2,169,138
China Construction Bank Corp. (H Shares)	52,961,000	30,569,189
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares) (a)	276,100	633,990
China Petroleum & Chemical Corp. (H Shares)	20,574,000	8,785,654
China Tourism Group Duty Free Corp. Ltd. (A Shares)	55,417	1,543,904
China Tower Corp. Ltd. (H Shares) (b)	13,158,442	1,405,873
Contemporary Amperex Technology Co. Ltd. (a)	17,948	1,011,126
Daqin Railway Co. Ltd. (A Shares) (a)	5,499,800	5,232,384
Flat Glass Group Co. Ltd. (a)	494,934	1,197,620
Gemdale Corp. (A Shares)	234,977	379,411
Haier Smart Home Co. Ltd.	1,887,600	5,743,930
Haier Smart Home Co. Ltd. (A Shares) (a)	211,600	736,556
Hangzhou First Applied Material Co. Ltd. (A Shares)	85,880	642,048
Hongfa Technology Co. Ltd. (A Shares) (a)	742,958	3,636,485
LONGi Green Energy Technology Co. Ltd. (a)	165,240	1,112,514
Pharmaron Beijing Co. Ltd. (H Shares) (b)	274,675	1,328,793
Ping An Insurance Group Co. of China Ltd. (H Shares)	4,609,500	22,995,850
Poly Developments & Holdings (A Shares)	151,215	382,500
Proya Cosmetics Co. Ltd. (A Shares) (a)	312,760	7,161,044
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	171,253	7,195,706
Sinopec Engineering Group Co. Ltd. (H Shares)	4,269,000	1,705,974
Sinopharm Group Co. Ltd. (H Shares)	844,109	1,684,661
TravelSky Technology Ltd. (H Shares)	1,945,000	2,976,967
Tsingtao Brewery Co. Ltd. (H Shares)	1,599,800	15,082,534
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)	522,236	608,100
Will Semiconductor Ltd. (a)	52,590	592,192
WuXi AppTec Co. Ltd. (H Shares) (b)	254,983	2,036,467
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	1,229,800	5,147,674
TOTAL CHINA		142,618,300
Cyprus - 0.0%
Fix Price Group Ltd. GDR (Reg. S) (e)	365,722	135,072
TCS Group Holding PLC GDR (a)(e)	292,174	366,547
TOTAL CYPRUS		501,619
Germany - 0.4%
Delivery Hero AG (a)(b)	181,679	6,636,220
Greece - 0.3%
Alpha Bank SA (a)	5,620,601	4,412,328
Piraeus Financial Holdings SA (a)	1,345,300	1,356,905
TOTAL GREECE		5,769,233
Hong Kong - 1.8%
AIA Group Ltd.	1,120,400	9,328,346
China Merchants Holdings International Co. Ltd.	1,709,143	2,146,703
China Overseas Land and Investment Ltd.	832,960	2,166,966
China Resources Beer Holdings Co. Ltd.	1,930,666	13,392,515
Guangdong Investment Ltd.	4,890,000	3,906,230
Sino-Ocean Group Holding Ltd.	2,732,500	285,414
TOTAL HONG KONG		31,226,174
Hungary - 0.1%
Richter Gedeon PLC	130,548	2,237,991
India - 16.5%
Adani Ports & Special Economic Zone Ltd.	840,608	8,462,123
Apollo Hospitals Enterprise Ltd.	102,862	5,530,876
Bajaj Finance Ltd.	182,848	16,453,662
Bandhan Bank Ltd. (b)	1,923,000	6,288,793
Bharat Electronics Ltd.	5,180,700	6,415,383
CE Info Systems Ltd.	68,940	1,183,257
Delhivery Private Ltd.	177,126	1,266,497
Divi's Laboratories Ltd.	65,399	2,972,423
Embassy Office Parks (REIT)	210,400	892,583
HDFC Bank Ltd. (a)	2,701,282	46,703,315
HDFC Standard Life Insurance Co. Ltd. (b)	1,637,728	10,656,487
Indraprastha Gas Ltd.	940,520	4,577,913
Indus Towers Ltd.	182,600	442,268
Infosys Ltd.	315,659	5,399,819
Infosys Ltd. sponsored ADR	1,378,629	23,395,334
ITC Ltd.	2,517,087	10,257,126
JK Cement Ltd.	377,898	12,171,364
Larsen & Toubro Ltd.	452,916	10,265,426
Mahanagar Gas Ltd.	326,590	3,333,745
Manappuram General Finance & Leasing Ltd.	1,985,357	2,373,276
Maruti Suzuki India Ltd.	72,844	7,888,444
NTPC Ltd.	3,812,822	7,466,951
Oberoi Realty Ltd.	148,766	1,674,864
Oil & Natural Gas Corp. Ltd.	3,654,100	5,683,653
Petronet LNG Ltd.	957,568	2,348,066
Power Grid Corp. of India Ltd.	3,721,074	9,685,934
Reliance Industries Ltd.	1,138,997	33,221,299
Shree Cement Ltd.	29,927	7,721,369
Sun Pharmaceutical Industries Ltd.	138,123	1,607,311
Tata Motors Ltd. (a)	901,094	4,472,227
Tata Steel Ltd.	9,722,900	11,843,305
Torrent Pharmaceuticals Ltd.	130,571	2,498,374
Vijaya Diagnostic Centre Pvt Ltd.	153,255	866,085
Voltas Ltd.	255,466	2,840,565
Zomato Ltd. (a)	17,467,531	13,359,673
TOTAL INDIA		292,219,790
Indonesia - 2.5%
PT Astra International Tbk	8,221,900	3,577,087
PT Bank Central Asia Tbk	32,050,824	17,996,030
PT Bank Rakyat Indonesia (Persero) Tbk	64,499,655	19,018,450
PT Dayamitra Telekomunikasi Tbk	9,713,600	462,476
PT United Tractors Tbk	1,365,400	2,943,310
TOTAL INDONESIA		43,997,353
Japan - 0.8%
Capcom Co. Ltd.	53,450	1,344,282
JTOWER, Inc. (a)	23,062	1,042,116
Money Forward, Inc. (a)	46,216	983,523
Renesas Electronics Corp. (a)	288,118	2,415,362
Sumco Corp.	121,577	1,417,964
Z Holdings Corp.	2,305,629	6,111,450
TOTAL JAPAN		13,314,697
Korea (South) - 10.6%
AMOREPACIFIC Group, Inc.	151,159	2,786,665
Coway Co. Ltd.	91,610	3,398,994
Hana Financial Group, Inc.	216,937	5,285,069
Hanon Systems	307,110	1,755,864
Hyundai Fire & Marine Insurance Co. Ltd.	199,190	4,023,494
Kakao Corp.	162,348	6,338,156
Kakao Pay Corp. (a)	50,524	1,694,397
KB Financial Group, Inc.	305,312	9,147,599
Kia Corp.	172,420	8,514,322
Korea Zinc Co. Ltd.	9,975	4,091,945
L&F Co. Ltd. (a)	2,600	313,687
LG Chemical Ltd.	11,510	4,216,537
LG Corp.	74,792	3,806,317
LG Electronics, Inc.	19,917	1,072,320
LG Innotek Co. Ltd.	2,540	474,994
NAVER Corp.	32,042	4,235,006
NCSOFT Corp.	11,546	2,740,081
Netmarble Corp. (b)	12,522	440,454
POSCO	89,221	12,912,299
S-Oil Corp.	66,320	3,722,055
Samsung Biologics Co. Ltd. (a)(b)	15,000	8,330,637
Samsung Electronics Co. Ltd.	1,911,361	69,632,799
Samsung SDI Co. Ltd.	21,494	8,021,363
SK Hynix, Inc.	357,870	20,309,550
Studio Dragon Corp. (a)	20,323	926,393
TOTAL KOREA (SOUTH)		188,190,997
Luxembourg - 0.6%
Adecoagro SA	58,504	484,998
Globant SA (a)	22,840	4,272,907
Tenaris SA sponsored ADR	198,000	5,116,320
TOTAL LUXEMBOURG		9,874,225
Mauritius - 0.0%
Jumo World Ltd. (a)(e)	161	641,028
Mexico - 2.9%
CEMEX S.A.B. de CV sponsored ADR (a)	4,448,000	15,256,640
Corporacion Inmobiliaria Vesta S.A.B. de CV	1,686,400	3,141,773
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	388,296	4,907,805
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	22,941	4,500,336
Grupo Aeroportuario Norte S.A.B. de CV	347,000	2,183,363
Grupo Financiero Banorte S.A.B. de CV Series O	2,371,432	15,227,468
Wal-Mart de Mexico SA de CV Series V	1,609,800	5,661,617
TOTAL MEXICO		50,879,002
Netherlands - 0.2%
ASML Holding NV (Netherlands)	2,192	908,100
CTP BV (b)(c)	18,585	191,327
NXP Semiconductors NV	7,457	1,099,982
X5 Retail Group NV GDR (Reg. S) (e)	450,200	93,997
Yandex NV Series A (a)(e)	475,848	1,632,083
TOTAL NETHERLANDS		3,925,489
Panama - 0.2%
Copa Holdings SA Class A (a)(c)	41,425	2,775,889
Philippines - 0.2%
Ayala Land, Inc.	3,825,800	1,486,727
SM Investments Corp.	202,000	2,490,646
TOTAL PHILIPPINES		3,977,373
Poland - 0.1%
CD Projekt RED SA (c)	125,741	2,518,009
Russia - 0.0%
Gazprom OAO sponsored ADR (Reg. S) (a)(e)	782,800	178,823
LSR Group OJSC (a)(e)	6,300	9,795
LUKOIL PJSC sponsored ADR (e)	176,600	49,958
Novatek PJSC GDR (Reg. S) (e)	46,200	11,803
Sberbank of Russia (a)(e)	794,750	7,553
Sberbank of Russia sponsored ADR (a)(e)	1,468,992	26,148
Severstal PAO GDR (Reg. S) (e)	433,400	10,233
TOTAL RUSSIA		294,313
Saudi Arabia - 4.0%
Al Rajhi Bank (a)	944,515	20,438,933
Alinma Bank	1,182,900	11,413,395
Bupa Arabia for Cooperative Insurance Co.	173,300	7,767,825
Saudi Arabian Oil Co. (b)	372,440	3,553,892
Saudi Tadawul Group Holding Co.	157,300	8,432,318
The Saudi National Bank	1,185,400	19,909,167
TOTAL SAUDI ARABIA		71,515,530
Singapore - 0.8%
CapitaLand Investment Ltd.	1,167,600	2,820,938
First Resources Ltd.	5,348,000	5,213,020
United Overseas Bank Ltd.	384,000	6,994,214
TOTAL SINGAPORE		15,028,172
South Africa - 2.8%
Capitec Bank Holdings Ltd.	97,799	8,378,876
FirstRand Ltd.	3,640,728	12,153,688
Impala Platinum Holdings Ltd.	1,683,200	15,649,752
Naspers Ltd. Class N	42,952	5,327,060
Pick 'n Pay Stores Ltd.	2,648,108	8,068,261
TOTAL SOUTH AFRICA		49,577,637
Taiwan - 8.6%
ECLAT Textile Co. Ltd.	284,000	3,498,680
eMemory Technology, Inc.	48,020	1,727,935
GlobalWafers Co. Ltd.	93,178	1,073,216
MediaTek, Inc.	600,135	10,392,030
Taiwan Semiconductor Manufacturing Co. Ltd.	9,223,878	121,993,310
Uni-President Enterprises Corp.	3,038,000	6,425,437
Unimicron Technology Corp.	590,396	2,180,124
United Microelectronics Corp.	1,059,207	1,182,711
Wiwynn Corp.	118,558	3,010,524
TOTAL TAIWAN		151,483,967
Thailand - 0.3%
Land & House PCL (For. Reg.)	5,107,600	1,202,186
PTT Global Chemical PCL (For. Reg.)	4,276,400	4,693,437
TOTAL THAILAND		5,895,623
Turkey - 0.3%
Bim Birlesik Magazalar A/S JSC	958,000	5,994,462
United Kingdom - 0.6%
Helios Towers PLC (a)	1,294,703	1,627,061
Prudential PLC	983,798	9,629,056
TOTAL UNITED KINGDOM		11,256,117
United States of America - 1.8%
Airbnb, Inc. Class A (a)	14,600	1,533,584
Dlocal Ltd. (a)	140,268	2,878,299
FirstCash Holdings, Inc.	125,672	9,218,041
Legend Biotech Corp. ADR (a)	34,226	1,396,421
Li Auto, Inc. ADR (a)	358,099	8,239,858
Marvell Technology, Inc.	31,142	1,336,303
MercadoLibre, Inc. (a)	2,900	2,400,562
NVIDIA Corp.	9,344	1,134,268
Snap, Inc. Class A (a)	307,168	3,016,390
TOTAL UNITED STATES OF AMERICA		31,153,726
TOTAL COMMON STOCKS (Cost $1,903,784,749)		1,676,494,841

Preferred Stocks - 3.5%
	Shares	Value ($)
Convertible Preferred Stocks - 0.5%
Cayman Islands - 0.1%
Creditas Financial Solutions Ltd. Series F (d)(e)	4,374	1,433,841
China - 0.3%
ByteDance Ltd. Series E1 (a)(d)(e)	30,246	5,045,033
dMed Biopharmaceutical Co. Ltd. Series C (a)(d)(e)	52,588	471,714
		5,516,747
India - 0.1%
Meesho Series F (a)(d)(e)	33,863	2,272,207
TOTAL CONVERTIBLE PREFERRED STOCKS		9,222,795
Nonconvertible Preferred Stocks - 3.0%
Brazil - 2.6%
Ambev SA sponsored ADR	5,392,100	15,259,643
Companhia de Transmissao de Energia Eletrica Paulista (PN)	555,500	2,365,407
Metalurgica Gerdau SA (PN)	4,547,800	8,928,083
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	964,300	10,684,444
sponsored ADR	761,000	9,390,740
		46,628,317
Korea (South) - 0.3%
Hyundai Motor Co. Series 2	81,923	4,725,544
United States of America - 0.1%
Gupshup, Inc. (a)(d)(e)	44,950	842,363
TOTAL NONCONVERTIBLE PREFERRED STOCKS		52,196,224
TOTAL PREFERRED STOCKS (Cost $57,060,428)		61,419,019

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	23,151,395	23,156,025
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	9,614,817	9,615,779
TOTAL MONEY MARKET FUNDS (Cost $32,771,421)		32,771,804

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $1,993,616,598)	1,770,685,664
NET OTHER ASSETS (LIABILITIES) - 0.1%	1,378,312
NET ASSETS - 100.0%	1,772,063,976

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $102,994,112 or 5.8% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,820,130 or 0.6% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Ant International Co. Ltd. Class C	5/16/18	1,663,286
ByteDance Ltd. Series E1	11/18/20	3,314,181
Creditas Financial Solutions Ltd. Series F	1/28/22	1,377,733
dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	746,915
Gupshup, Inc.	6/08/21	1,027,791
Meesho Series F	9/21/21	2,596,355
Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	20,872,933	1,374,660,995	1,372,377,902	300,753	-	(1)	23,156,025	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	19,520,703	248,393,900	258,298,824	167,099	-	-	9,615,779	0.0%
Total	40,393,636	1,623,054,895	1,630,676,726	467,852	-	(1)	32,771,804

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation

The following is a summary of the inputs used, as of September 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	145,573,659	44,214,099	99,727,477	1,632,083
Consumer Discretionary	268,440,053	111,971,470	156,333,511	135,072
Consumer Staples	112,017,281	69,384,608	42,538,676	93,997
Energy	85,690,017	72,941,724	12,507,709	240,584
Financials	386,868,090	219,654,286	163,983,715	3,230,089
Health Care	65,583,479	28,625,346	36,486,419	471,714
Industrials	96,783,581	77,523,964	19,259,617	-
Information Technology	333,778,211	84,965,969	240,652,639	8,159,603
Materials	155,524,372	114,108,472	41,405,667	10,233
Real Estate	27,388,097	15,707,072	11,671,230	9,795
Utilities	60,267,020	40,334,905	19,932,115	-

Money Market Funds	32,771,804	32,771,804	-	-
Total Investments in Securities:	1,770,685,664	912,203,719	844,498,775	13,983,170

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Communication Services
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	(1,546,774)
Net Unrealized Gain (Loss) on Investment Securities	(29,080,291)
Cost of Purchases	13,220,473
Proceeds of Sales	(3,116,261)
Amortization/Accretion	-
Transfers into Level 3	22,154,936
Transfers out of Level 3	-
Ending Balance	$1,632,083
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2022	$(29,080,291)
Equities - Energy
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	(866,663)
Net Unrealized Gain (Loss) on Investment Securities	(36,603,549)
Cost of Purchases	13,011,358
Proceeds of Sales	(8,717,898)
Amortization/Accretion	-
Transfers into Level 3	33,417,336
Transfers out of Level 3	-
Ending Balance	$240,584
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2022	$(36,603,549)
Equities - Financials
Beginning Balance	$2,075,772
Net Realized Gain (Loss) on Investment Securities	(272,530)
Net Unrealized Gain (Loss) on Investment Securities	(54,286,722)
Cost of Purchases	12,258,558
Proceeds of Sales	(1,401,537)
Amortization/Accretion	-
Transfers into Level 3	44,856,548
Transfers out of Level 3	-
Ending Balance	$3,230,089
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2022	$(54,286,722)
Other Investments in Securities
Beginning Balance	$7,931,354
Net Realized Gain (Loss) on Investment Securities	(37,970)
Net Unrealized Gain (Loss) on Investment Securities	(23,576,384)
Cost of Purchases	15,682,683
Proceeds of Sales	(439,080)
Amortization/Accretion	-
Transfers into Level 3	9,319,811
Transfers out of Level 3	-
Ending Balance	$8,880,414
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2022	$(23,576,384)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
			September 30, 2022

Assets
Investment in securities, at value (including securities loaned of $9,304,082) - See accompanying schedule:	$
Unaffiliated issuers (cost $1,960,845,177)		$1,737,913,860
Fidelity Central Funds (cost $32,771,421)		32,771,804

Total Investment in Securities (cost $1,993,616,598)			$1,770,685,664
Foreign currency held at value (cost $9,160,695)			8,639,169
Receivable for investments sold			9,356,178
Receivable for fund shares sold			7,280
Dividends receivable			2,860,969
Distributions receivable from Fidelity Central Funds			76,260
Other receivables			157,786
Total assets			1,791,783,306
Liabilities
Payable to custodian bank		$1,243,553
Payable for investments purchased		3,888,204
Payable for fund shares redeemed		1,559,934
Deferred taxes		3,199,596
Other payables and accrued expenses		212,592
Collateral on securities loaned		9,615,451
Total Liabilities			19,719,330
Net Assets			$1,772,063,976
Net Assets consist of:
Paid in capital			$2,082,331,390
Total accumulated earnings (loss)			(310,267,414)
Net Assets			$1,772,063,976
Net Asset Value , offering price and redemption price per share ($1,772,063,976 ÷ 10,520,598 shares)			$168.44

Statement of Operations
		Year ended September 30, 2022
Investment Income
Dividends		$51,156,186
Non-Cash dividends		4,859,470
Income from Fidelity Central Funds (including $167,099 from security lending)		467,852
Income before foreign taxes withheld		56,483,508
Less foreign taxes withheld		(5,937,574)
Total Income		50,545,934
Expenses
Custodian fees and expenses	384,418
Independent trustees' fees and expenses	6,553
Interest	1,022
Miscellaneous	15
Total Expenses		392,008
Net Investment income (loss)		50,153,926
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $2,824,524)	(66,845,203)
Foreign currency transactions	(1,046,235)
Futures contracts	(2,523,785)
Total net realized gain (loss)		(70,415,223)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $6,791,442)	(732,019,116)
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(578,438)
Futures contracts	255,884
Total change in net unrealized appreciation (depreciation)		(732,341,671)
Net gain (loss)		(802,756,894)
Net increase (decrease) in net assets resulting from operations		$(752,602,968)

Statement of Changes in Net Assets

	Year ended September 30, 2022	Year ended September 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$50,153,926	$41,983,936
Net realized gain (loss)	(70,415,223)	175,236,762
Change in net unrealized appreciation (depreciation)	(732,341,671)	193,320,841
Net increase (decrease) in net assets resulting from operations	(752,602,968)	410,541,539
Distributions to shareholders	(175,351,726)	(39,322,546)
Affiliated share transactions
Proceeds from sales of shares	889,582,434	266,859,195
Reinvestment of distributions	175,351,726	39,322,546
Cost of shares redeemed	(267,629,838)	(761,493,626)
Net increase (decrease) in net assets resulting from share transactions	797,304,322	(455,311,885)
Total increase (decrease) in net assets	(130,650,372)	(84,092,892)

Net Assets
Beginning of period	1,902,714,348	1,986,807,240
End of period	$1,772,063,976	$1,902,714,348

Other Information
Shares
Sold	4,216,200	918,516
Issued in reinvestment of distributions	743,918	136,548
Redeemed	(1,290,658)	(2,582,041)
Net increase (decrease)	3,669,460	(1,526,977)

Financial Highlights
Fidelity® Emerging Markets Equity Central Fund

Years ended September 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$277.72	$237.14	$210.61	$220.61	$246.26
Income from Investment Operations
Net investment income (loss) A,B	5.84	5.06	3.85	7.79 C	5.11
Net realized and unrealized gain (loss)	(90.17)	40.55	28.57	1.52	(14.13)
Total from investment operations	(84.33)	45.61	32.42	9.31	(9.02)
Distributions from net investment income	(6.45)	(5.03)	(5.52)	(4.54)	(4.95)
Distributions from net realized gain	(18.50)	-	(.37)	(14.76)	(11.68)
Total distributions	(24.95)	(5.03)	(5.89)	(19.31) D	(16.63)
Net asset value, end of period	$168.44	$277.72	$237.14	$210.61	$220.61
Total Return E	(32.96)%	19.17%	15.71%	5.22%	(4.20)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.02%	.03%	.05%	.06%	.07%
Expenses net of fee waivers, if any	.02%	.03%	.05%	.06%	.07%
Expenses net of all reductions	.02%	.03%	.05%	.06%	.07%
Net investment income (loss)	2.68%	1.74%	1.76%	3.73% C	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$1,772,064	$1,902,714	$1,986,807	$1,779,865	$663,813
Portfolio turnover rate H	58%	68%	50%	60%	65%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $2.72 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.43%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended September 30, 2022

1. Organization.
Fidelity Emerging Markets Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, future contracts, certain foreign taxes, passive foreign investment companies (PFIC) and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 223,669,553
Gross unrealized depreciation	(483,075,234)
Net unrealized appreciation (depreciation)	$(259,405,681)
Tax Cost	$2,030,091,345

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,946,562
Net unrealized appreciation (depreciation) on securities and other investments	$(260,187,966)

The Fund intends to elect to defer to its next fiscal year $58,826,413 of capital losses recognized during the period November 1, 2021 to September 30, 2022.

The tax character of distributions paid was as follows:

	September 30, 2022	September 30, 2021
Ordinary Income	$ 51,459,061	$ 39,322,546
Long-term Capital Gains	123,892,665	-
Total	$ 175,351,726	$ 39,322,546

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Equity Central Fund	1,725,675,712	1,070,772,514
6. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Markets Equity Central Fund	$ 11,976

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Markets Equity Central Fund	Borrower	$ 10,595,167.58%		$ 1,022

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Emerging Markets Equity Central Fund	52,544,126	19,277,604	(6,178,245)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Emerging Markets Equity Central Fund	5,370
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Equity Central Fund	$ 17,465	$ 30	$-
8. Other.
A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Emerging Markets Equity Central Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Markets Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 16, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Directors and Officers (Trustees and Officers)
DIRECTORS AND OFFICERS (TRUSTEES AND OFFICERS)
The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 316 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2004
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period- C April 1, 2022 to September 30, 2022

Fidelity® Emerging Markets Equity Central Fund	.0194%
Actual		$ 1,000	$ 788.90	$ .09
Hypothetical- B		$ 1,000	$ 1,024.97	$ .10

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2022, $ 9,437,306, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.97% of the short-term capital gain dividends distributed in December, during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates a percentage of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders:

December	0%
March	-
June	-
September	1%

A percentage of the dividends distributed during the fiscal year for the fund may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

December	29%
March	-
June	-
September	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $5.6279 and $.9679 for the dividend paid December 16, 2021.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

1.876933.113
EMQ-ANN-1122
Fidelity® Real Estate Equity Central Fund

Annual Report
September 30, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended September 30, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Real Estate Equity Central Fund	-19.44%	3.49%	4.71%

A     From November 03, 2014

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Equity Central Fund, on November 03, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance

Market Recap:
The U.S. equity bellwether S&P 500 ® index returned -15.47% for the 12 months ending September 30, 2022, as several crosscurrents challenged the global economy and financial markets. Persistently high inflation prompted the Federal Reserve to aggressively tighten monetary policy and pushed bond yields to their highest level in roughly a decade, while concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its massive asset portfolio, a process known as quantitative tightening. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994. Against this volatile backdrop, the S&P 500 posted its worst first-half result (-19.96%) to begin a year since 1970. Stocks sharply reversed course in July (+9.22%), even as the central bank again raised its policy rate by 0.75%, before another leg down in August (-4.08%). The pullback deepened in September (-9.21%) amid another 0.75% hike and growing certainty that the Fed would persist in its war on inflation, even at the expense of economic growth. For the full 12 months, the growth-oriented communication services (-39%) and consumer discretionary (-21%) sectors lagged most. In sharp contrast, energy (+46%) had a strong run, followed by the defensive utilities sector (+6%).
Comments from Portfolio Manager Samuel Wald:
For the fiscal year ending September 30, 2022, the fund returned -19.44%, trailing the -16.41% result of the FTSE NAREIT Equity REITs Index, as well as the broad-based S&P 500 ® index. Versus the industry index, security selection was the primary detractor, especially within real estate operating companies. Weak stock picks in specialized REITs and internet services & infrastructure also hurt. In this latter group, our non-index stake in Cyxtera Technologies (-56%) was the fund's biggest individual relative detractor. The fund's non-index position in Caesars Entertainment also hurt the fund's relative result, returning approximately -71%. Further holding back performance was an underweighting in Public Storage, which gained about 5%. This was a stake we established the past 12 months. Conversely, the biggest contributor to performance versus the industry index was an underweighting in office REITs. Security selection and an underweighting in health care REITs, and an overweighting in industrial REITs, also boosted the fund's relative result. Not owning Simon Property Group, an index component that returned roughly -27%, was the largest individual relative contributor. Also helping performance was our investment in Prologis, which returned -17%. The company was the fund's largest holding. Another notable relative contributor was an overweighting in Four Corners Property Trust (-4%). Notable changes in positioning include increased exposure to the retail REITs subindustry and a lower allocation to office REITs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary September 30, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Prologis (REIT), Inc.	9.0
Equinix, Inc.	8.4
CubeSmart	7.3
Mid-America Apartment Communities, Inc.	5.7
Ventas, Inc.	5.2
Essex Property Trust, Inc.	5.0
Equity Lifestyle Properties, Inc.	4.3
Invitation Homes, Inc.	4.0
Alexandria Real Estate Equities, Inc.	3.5
UDR, Inc.	3.4
55.8

Market Sectors (% of Fund's net assets)

REITs - Apartments	18.1
REITs - Diversified	16.9
REITs - Warehouse/Industrial	13.2
REITs - Health Care	10.8
REITs - Storage	10.7

Asset Allocation (% of Fund's net assets)

Schedule of Investments September 30, 2022
Showing Percentage of Net Assets
Common Stocks - 98.6%
	Shares	Value ($)
Commercial Services & Supplies - 0.8%
REITs - Diversified - 0.8%
CoreCivic, Inc. (a)	878,000	7,761,520
Equity Real Estate Investment Trusts (REITs) - 94.5%
REITs - Apartments - 18.1%
Essex Property Trust, Inc.	199,219	48,256,818
Invitation Homes, Inc.	1,150,204	38,842,389
Mid-America Apartment Communities, Inc.	359,500	55,747,665
UDR, Inc.	794,982	33,158,699
		176,005,571
REITs - Diversified - 16.1%
Crown Castle International Corp.	95,000	13,732,250
Duke Realty Corp.	605,300	29,175,460
Equinix, Inc.	143,238	81,479,504
VICI Properties, Inc.	1,097,331	32,755,330
		157,142,544
REITs - Health Care - 10.8%
CareTrust (REIT), Inc.	783,600	14,190,996
Healthcare Trust of America, Inc.	347,100	7,237,035
Ventas, Inc.	1,262,394	50,710,367
Welltower Op	508,466	32,704,533
		104,842,931
REITs - Hotels - 4.7%
RLJ Lodging Trust	1,639,567	16,592,418
Ryman Hospitality Properties, Inc. (a)(b)	399,200	29,377,128
		45,969,546
REITs - Management/Investment - 1.1%
LXP Industrial Trust (REIT)	1,183,837	10,843,947
REITs - Manufactured Homes - 4.3%
Equity Lifestyle Properties, Inc.	673,900	42,347,876
REITs - Office Property - 4.8%
Alexandria Real Estate Equities, Inc.	238,880	33,488,587
Douglas Emmett, Inc.	722,562	12,955,537
		46,444,124
REITs - Shopping Centers - 5.3%
Phillips Edison & Co., Inc. (b)	436,400	12,241,020
SITE Centers Corp.	2,046,600	21,919,086
Urban Edge Properties	1,319,400	17,600,796
		51,760,902
REITs - Single Tenant - 5.4%
Four Corners Property Trust, Inc.	1,092,600	26,429,994
Spirit Realty Capital, Inc.	734,300	26,552,288
		52,982,282
REITs - Storage - 10.7%
CubeSmart	1,767,619	70,810,817
Public Storage	112,900	33,058,249
		103,869,066
REITs - Warehouse/Industrial - 13.2%
EastGroup Properties, Inc.	162,600	23,469,684
Prologis (REIT), Inc.	858,521	87,225,734
Terreno Realty Corp. (b)	328,616	17,413,362
		128,108,780
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		920,317,569
Hotels, Restaurants & Leisure - 0.6%
Casinos & Gaming - 0.6%
Caesars Entertainment, Inc. (a)	183,610	5,923,259
IT Services - 0.7%
Internet Services & Infrastructure - 0.7%
Cyxtera Technologies, Inc. Class A (a)(b)	1,602,327	6,537,494
Real Estate Management & Development - 2.0%
Real Estate Operating Companies - 0.6%
WeWork, Inc. (a)(b)	2,132,100	5,650,065
Real Estate Services - 1.4%
CBRE Group, Inc. (a)	200,400	13,529,004
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		19,179,069
TOTAL COMMON STOCKS (Cost $997,152,843)		959,718,911

Money Market Funds - 3.5%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (c)	11,881,309	11,883,685
Fidelity Securities Lending Cash Central Fund 3.10% (c)(d)	21,867,480	21,869,667
TOTAL MONEY MARKET FUNDS (Cost $33,753,352)		33,753,352

TOTAL INVESTMENT IN SECURITIES - 102.1% (Cost $1,030,906,195)	993,472,263
NET OTHER ASSETS (LIABILITIES) - (2.1)%	(20,017,703)
NET ASSETS - 100.0%	973,454,560

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	10,552,502	483,934,790	482,603,607	61,288	-	-	11,883,685	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	54,870,675	347,051,432	380,052,440	518,489	-	-	21,869,667	0.1%
Total	65,423,177	830,986,222	862,656,047	579,777	-	-	33,753,352

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of September 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	959,718,911	959,718,911	-	-

Money Market Funds	33,753,352	33,753,352	-	-
Total Investments in Securities:	993,472,263	993,472,263	-	-
Financial Statements
Statement of Assets and Liabilities
			September 30, 2022

Assets
Investment in securities, at value (including securities loaned of $21,042,674) - See accompanying schedule:	$
Unaffiliated issuers (cost $997,152,843)		$959,718,911
Fidelity Central Funds (cost $33,753,352)		33,753,352

Total Investment in Securities (cost $1,030,906,195)			$993,472,263
Receivable for fund shares sold			37,975,839
Dividends receivable			4,703,378
Distributions receivable from Fidelity Central Funds			44,564
Total assets			1,036,196,044
Liabilities
Payable for investments purchased		$40,651,308
Payable for fund shares redeemed		212,998
Other payables and accrued expenses		7,511
Collateral on securities loaned		21,869,667
Total Liabilities			62,741,484
Net Assets			$973,454,560
Net Assets consist of:
Paid in capital			$1,063,122,683
Total accumulated earnings (loss)			(89,668,123)
Net Assets			$973,454,560
Net Asset Value , offering price and redemption price per share ($973,454,560 ÷ 8,757,850 shares)			$111.15

Statement of Operations
		Year ended September 30, 2022
Investment Income
Dividends		$35,490,471
Income from Fidelity Central Funds (including $518,489 from security lending)		579,777
Total Income		36,070,248
Expenses
Custodian fees and expenses	30,395
Independent trustees' fees and expenses	5,369
Interest	15,307
Miscellaneous	16
Total expenses before reductions	51,087
Expense reductions	(207)
Total expenses after reductions		50,880
Net Investment income (loss)		36,019,368
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	37,104,328
Total net realized gain (loss)		37,104,328
Change in net unrealized appreciation (depreciation) on investment securities		(330,048,765)
Net gain (loss)		(292,944,437)
Net increase (decrease) in net assets resulting from operations		$(256,925,069)

Statement of Changes in Net Assets

	Year ended September 30, 2022	Year ended September 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$36,019,368	$32,492,044
Net realized gain (loss)	37,104,328	23,174,038
Change in net unrealized appreciation (depreciation)	(330,048,765)	289,107,046
Net increase (decrease) in net assets resulting from operations	(256,925,069)	344,773,128
Distributions to shareholders	(31,677,620)	(26,089,180)
Affiliated share transactions
Proceeds from sales of shares	388,385,226	702,838,441
Reinvestment of distributions	31,677,620	26,089,180
Cost of shares redeemed	(790,606,931)	(115,080,816)
Net increase (decrease) in net assets resulting from share transactions	(370,544,085)	613,846,805
Total increase (decrease) in net assets	(659,146,774)	932,530,753

Net Assets
Beginning of period	1,632,601,334	700,070,581
End of period	$973,454,560	$1,632,601,334

Other Information
Shares
Sold	2,712,126	5,716,656
Issued in reinvestment of distributions	225,421	197,926
Redeemed	(5,758,378)	(812,484)
Net increase (decrease)	(2,820,831)	5,102,098

Fidelity® Real Estate Equity Central Fund

Years ended September 30,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$141.00	$108.09	$124.43	$109.73	$112.82
Income from Investment Operations
Net investment income (loss) A,B	3.36	3.33	3.43	3.92	3.84
Net realized and unrealized gain (loss)	(30.20)	32.42	(16.47)	15.85	.13
Total from investment operations	(26.84)	35.75	(13.04)	19.77	3.97
Distributions from net investment income	(3.01)	(2.84)	(3.30)	(3.16)	(3.16) C
Distributions from net realized gain	-	-	-	(1.91)	(3.90) C
Total distributions	(3.01)	(2.84)	(3.30)	(5.07)	(7.06)
Net asset value, end of period	$111.15	$141.00	$108.09	$124.43	$109.73
Total Return D	(19.44)%	33.38%	(10.48)%	18.98%	3.73%
Ratios to Average Net Assets A,E,F
Expenses before reductions	-% G	-% G	-% G	.01%	.01%
Expenses net of fee waivers, if any	-% G	-% G	-% G	.01%	.01%
Expenses net of all reductions	-% G	-% G	-% G	.01%	.01%
Net investment income (loss)	2.36%	2.54%	3.05%	3.44%	3.59%
Supplemental Data
Net assets, end of period (000 omitted)	$973,455	$1,632,601	$700,071	$453,902	$126,704
Portfolio turnover rate H	56%	28%	84% I	37%	47%

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

B Calculated based on average shares outstanding during the period.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Amount represents less than .005%.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended September 30, 2022

1. Organization.
Fidelity Real Estate Equity Central Fund (the Fund) is a non-diversified fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs),   capital loss carryforwards and   losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 74,693,840
Gross unrealized depreciation	(119,220,801)
Net unrealized appreciation (depreciation)	$(44,526,961)
Tax Cost	$1,037,999,224

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,166,261
Capital loss carryforward	$(50,307,423)
Net unrealized appreciation (depreciation) on securities and other investments	$(44,526,961)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(50,307,423)

The tax character of distributions paid was as follows:

	September 30, 2022	September 30, 2021
Ordinary Income	$ 31,677,620	$ 26,089,180
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate Equity Central Fund	844,947,725	1,204,512,025
5. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Real Estate Equity Central Fund	$ 14,854

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Real Estate Equity Central Fund	Borrower	$ 28,679,750.96%		$ 15,307

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Real Estate Equity Central Fund	67,149,465	73,074,389	(2,839,784)
6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Real Estate Equity Central Fund	$ 55,882	$ 20,326	$-
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $207.
8. Other.
A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Real Estate Equity Central Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 9, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Directors and Officers (Trustees and Officers)
DIRECTORS AND OFFICERS (TRUSTEES AND OFFICERS)
The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 316 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2004
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2017
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2022 to September 30, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period- C April 1, 2022 to September 30, 2022

Fidelity® Real Estate Equity Central Fund	0.0045%
Actual		$ 1,000	$ 738.80	$ .02
Hypothetical- B		$ 1,000	$ 1,025.05	$ .02

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 1%, 0%, and 0% of the dividends distributed in December, June, and September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 1%, 0%, and 0% of the dividends distributed in December, June, and September, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 92%, 100%, and 100% of the dividends distributed in December, June, and September, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.   The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.   The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.   The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.   The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

1.831584.116
ESCIP-ANN-1122

Item 2.

Code of Ethics

As of the end of the period, September 30, 2022, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Equity Central Fund, Fidelity Floating Rate Central Fund, Fidelity International Equity Central Fund, and Fidelity Real Estate Equity Central Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

September 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Equity Central Fund	$40,200	$-	$10,300	$1,000
Fidelity Floating Rate Central Fund	$75,700	$-	$9,100	$1,700
Fidelity International Equity Central Fund	$45,300	$-	$10,300	$1,100
Fidelity Real Estate Equity Central Fund	$37,900	$-	$8,500	$900

September 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Equity Central Fund	$39,200	$-	$10,000	$1,000
Fidelity Floating Rate Central Fund	$73,800	$-	$8,800	$1,700
Fidelity International Equity Central Fund	$44,200	$-	$10,000	$1,100
Fidelity Real Estate Central Fund	$41,500	$-	$8,100	$900

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	September 30, 2022A	September 30, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	September 30, 2022A	September 30, 2021A
Deloitte Entities	$500,500	$563,200

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	November 21, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	November 21, 2022